                        [GRAPHIC]

                        Smith Barney
                        World Funds, Inc.

                        Global Government Bond Portfolio
                        International Equity Portfolio
                        International Balanced Portfolio

                        -------------
                        ANNUAL REPORT
                        -------------

                        October 31, 1998

                 [LOGO] Smith Barney Mutual Funds
                        Investing for your future.
                        Every day.(R)

Smith Barney
World Funds, Inc.

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"We are now beginning to see a concerted global effort to correct the current imbalances in the global economy. And while this process may take some time and many individuals may suffer in the short-term, we nonetheless remain convinced that the long-term higher standards of living and greater freedoms that come from free-market global capitalism are worth the price."

                                                               Heath B. McLendon
                                                                        Chairman

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The Global Government Bond Portfolio seeks as high a level of current income and capital appreciation as is consistent with investing principally in high-quality bonds of the U.S. and foreign governments.

                                       NASDAQ SYMBOL
                                       -------------
                           Class A         SBGLX
                           Class B         SGGBX

The International Equity Portfolio seeks total return on its assets from growth of capital and income. The Portfolio seeks to achieve its objective by investing at least 65% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers.

                                       NASDAQ SYMBOL
                                       -------------
                           Class A         SBIEX
                           Class B         SBIBX
                           Class L         SBICX

The International Balanced Portfolio seeks a competitive total return on its assets from growth of capital and income through a portfolio invested primarily in securities of established non-U.S. issuers.

                                       NASDAQ SYMBOL
                                       -------------
                           Class A         SIEBX

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What's Inside
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A Message from the Chairman...................................................1

Global Government Bond Portfolio
  Portfolio Manager Commentary................................................2
  Historical Performance......................................................4
  Portfolio at a Glance.......................................................6

International Equity Portfolio
  Portfolio Manager Commentary................................................7
  Historical Performance.....................................................10
  Portfolio at a Glance......................................................13

International Balanced Portfolio
  Portfolio Manager Commentary...............................................14
  Historical Performance.....................................................15
  Portfolio at a Glance......................................................17

Schedules of Investments.....................................................18

Statements of Assets and Liabilities.........................................25

Statements of Operations.....................................................27

Statements of Changes in Net Assets..........................................28

Notes to Financial Statements................................................30

Financial Highlights ........................................................39

Independent Auditors' Report.................................................51

Tax Information..............................................................52

--------------------------------------------------------------------------------
A Message from the Chairman
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                                                        [PHOTO]

                                                        HEATH B.
                                                        MCLENDON

                                                        Chairman

Dear Shareholder:

Globalization of the world economy has continued at an unprecedented pace since the fall of the Berlin wall. However, globalization does not always proceed smoothly. The long-term commercialization and growing interdependence of the world's economies can often create major social and political problems in specific countries over the short term. For example, U.S. autoworkers become concerned when they see more automobiles being produced in Japan and rice farmers in Japan also become more alarmed when rice imports from California increase.

Problems in Detroit and in Japan can quickly translate into political problems and result in rising protectionism and economic contraction. Ideally the commercialization of the global economy should occur gradually over time to help minimize any unforeseen economic, social and political disruptions. Moreover, the role of finance with respect to globalization can also be disruptive. Because of the speed of technology and communications today, the movement of capital around the world is virtually instantaneous, which is good for the capital markets, but can create short-term aberrations.

In many countries, financial market inefficiencies were the catalyst for recent stock price volatility. Too much capital went into developing countries too quickly and these economies were unable to employ that capital in an orderly and productive fashion. These monetary imbalances resulted in the widely publicized problems experienced in Asia and later to Eastern Europe and Latin America. It is important to note, however, these same market inefficiencies create the best opportunities for global value investors.

We are now beginning to see a concerted global effort to correct the current imbalances in the global economy. And while this process may take some time and individuals may suffer in the short term, we nonetheless remain convinced that the long-term higher standards of living and greater freedoms that come from free-market global capitalism are worth the price.

The first half of 1998 saw good returns from some developed markets while emerging market performance for the most part lagged. The global financial crisis spread in late summer and negatively impacted all the world's stock markets. Russia's problems, a major hedge fund rescue in the United States, the Japanese recession, currency controls in Malaysia and global deflation dominated the headlines. The markets bottomed out in mid-October when the Federal Reserve Board cut short-term rates in the U.S. Since that time, the world's stock markets have rebounded strongly, underscoring the market's higher volatility during the reporting period.

In this report, you will find specific market commentary and performance information on the Smith Barney World Funds, Inc. -- Global Government Bond Portfolio, International Equity Portfolio and International Balanced Portfolio -- beginning on page two.

We encourage you to visit our improved Internet Web site at www.smithbarney.com.

In closing, thank you for investing in our family of international funds. Despite turbulent market conditions, we remain committed to providing our shareholders with competitive performance in the years ahead.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

December 10, 1998


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Smith Barney World Funds, Inc.                                                 1

--------------------------------------------------------------------------------
Global Government Bond Portfolio
--------------------------------------------------------------------------------

Portfolio Managers

VICTOR S. FILATOV

Victor S. Filatov joined Smith Barney Global Capital Management in 1993 from J.P. Morgan where, as head of the Bond Index Group, he was responsible for developing the J.P. Morgan Government Bond Index and for international fixed income and currency research. He has published numerous articles and is a member of the Fixed Income Analysts Society, U.K. Bond Commission and the Global FX Standards Board. Mr. Filatov has a B.A. in Mathematics and Economics from Clark University and an M.A. in Economics from the University of Pennsylvania.

DENIS P. MANGAN

Denis P. Mangan is a Global Fixed Income Portfolio Manager and Research Specialist. He joined Smith Barney Capital Management in 1994. He was previously at J.P. Morgan as a Proprietary Fixed Income Trader and a Researcher of Fixed Income Options and Trading for three years. Prior to that, Mr. Mangan spent two years at Citibank, NA London as a Fixed Income and Currency Strategist for the Strategic Positioning Desk. He also was at Citicorp for seven years in Treasury management, doing analysis and strategic positioning. Mr. Mangan graduated with honors from Trinity College, Dublin, and holds an M.A. in Mathematics from Columbia University, and a Ph.D. in Financial Economics from Columbia University.

Performance Update

In the twelve months covered in this report, the Global Government Bond Portfolio ("Portfolio") returned 8.08% for Class A shares, including dividends and before deducting any sales charges. The Portfolio outperformed the average total return for global income funds of 4.28% for the same period according to Lipper Inc. (Lipper is an independent fund-tracking organization.) Additional information about the Portfolio's other share classes can be found on pages four and five.

Market and Portfolio Update

This twelve-month period has been one of the most turbulent in financial markets in the post-World War II era. Starting with currency devaluations in East Asia, followed shortly by the 500-point fall in the Dow Jones Industrial Average in October 1997, continuing with the period of complacency in the first half of this year (during which U.S. stock markets rallied roughly 20% and European markets even more), through the massive dislocations in financial markets this summer and fall, the world has rarely seen such disorder and disarray compressed into such a short time.

The principal effect on bond markets was the dramatic rally in major government bond prices over the summer, bringing 10-year German yields below 4.0% and 30-year U.S. Treasury bond yields below 5.0%. This rally was in conjunction with, and partly due to, the selloff in emerging markets over the late spring and early summer, as well as the drastic widening of credit spreads of all natures over the same period. Many investors fled to the highest-quality markets and divested themselves of anything that could be construed as a "yield spread" product over the safest of government bond markets. (The term "yield spread" used here refers to those bonds with yields that exceed those of similar maturity U.S. Treasury bonds.)

Investment Strategy

We sold all of our Japanese bond holdings during the summer because:

 .     With Japanese government bonds yielding below 1%, further price rises are unlikely to exceed those in other developed world bond markets; and

 .     With a Japanese weighting of 14% in the J.P. Morgan Global Bond Index, such a low yielding asset makes it difficult to achieve the dividend target for the Portfolio.


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

We reinvested some of our U.S. Treasury bond holdings into Canadian and Australian government bonds to take advantage of the spread widening in those markets which occurred over the summer. Yields on both Canadian and Australian bonds have widened significantly compared to comparable U.S. Treasury securities and we expect that difference to narrow in the coming months.

Over the past summer, the Portfolio benefited from its concentrated German bond exposure. German bonds have generally outperformed other non-U.S. government bonds during the reporting period due to the flight-to-quality that followed the Russian debt default and the widely publicized troubles of large speculators. In order to preserve those gains, we redistributed some of the Portfolio's German bond holdings into the Danish market, where we believe good value exists. As panic and the rush to liquidity subsides, we believe many investors should regain their appetite for more risk (and possibly higher return potential) and interest rates should begin to converge, both overall European rates versus Germany, and in the dollar-bloc markets versus U.S. Treasury securities.

The Portfolio's performance suffered from its several emerging markets bond holdings, in particular its Russian holdings, over the summer. Recently, several emerging markets have begun to recover, and have outperformed developed world bond markets by approximately 7% during October. As a result, we have begun to cautiously rebuild some of our holdings in this asset class, but only in the safest, most highly rated of emerging markets.

Market Outlook

While assessing long-term prospects for emerging markets, it is worthwhile pointing out that the J.P. Morgan Emerging Markets Bond Index is trading at levels comparable to those seen at the depths of the Mexican Peso crisis in March 1995. Therefore, we believe that attractive re-entry opportunities should present themselves and we are prepared to take advantage of those opportunities as they appear.

In regards to the developed world bond markets, which typically account for 90% to 95% of the Portfolio's holdings, we believe that while yields have been brought to their current low levels by the world financial crisis, global economic and inflation conditions do not warrant any significant drop in bond prices or increase in yields. We are also cautiously optimistic that market conditions will stabilize somewhat over the coming months and that the volatility of recent months should diminish considerably.

We thank you for your investment in the Smith Barney World Funds--Global Government Bond Portfolio.


/s/ Victor S. Filatov                        /s/ Denis Mangan

Victor S. Filatov                            Denis P. Mangan
Vice President                               Vice President

November 4, 1998


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Smith Barney World Funds, Inc.                                                 3

--------------------------------------------------------------------------------
                        GLOBAL GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                         -------------------
                         Beginning     End      Income     Capital Gain      Return       Total
Year Ended                of Year    of Year   Dividends   Distributions   of Capital   Returns(1)
==================================================================================================
10/31/98                   $12.22     $11.88     $0.22         $0.60          $0.45        8.08%
--------------------------------------------------------------------------------------------------
10/31/97                    12.55      12.22      1.22          0.08           0.00        8.21
--------------------------------------------------------------------------------------------------
10/31/96                    12.30      12.55      0.87          0.00           0.00        9.41
--------------------------------------------------------------------------------------------------
10/31/95                    11.68      12.30      0.78          0.00           0.00       12.40
--------------------------------------------------------------------------------------------------
10/31/94++                  12.92      11.68      0.23          0.00           0.42       (4.64)+
--------------------------------------------------------------------------------------------------
12/31/93                    11.84      12.92      0.52          0.59           0.00       19.13
--------------------------------------------------------------------------------------------------
12/31/92                    12.90      11.84      0.97          0.19           0.00        0.93
--------------------------------------------------------------------------------------------------
Inception* -- 12/31/91      12.00      12.90      0.44          0.13           0.00       12.42+
==================================================================================================
  Total                                          $5.25         $1.59          $0.87
==================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                         -------------------
                         Beginning     End      Income     Capital Gain      Return       Total
Year Ended                of Year    of Year   Dividends   Distributions   of Capital   Returns(1)
==================================================================================================
10/31/98                   $12.22     $11.87     $0.19         $0.60          $0.42        7.46%
--------------------------------------------------------------------------------------------------
10/31/97                    12.50      12.22      1.10          0.08           0.00        7.62
--------------------------------------------------------------------------------------------------
10/31/96                    12.26      12.50      0.81          0.00           0.00        8.83
--------------------------------------------------------------------------------------------------
Inception* -- 10/31/95      11.57      12.26      0.66          0.00           0.00       11.97+
==================================================================================================
  Total                                          $2.76         $0.68          $0.42
==================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares(2)
--------------------------------------------------------------------------------

                           Net Asset Value
                         -------------------
                         Beginning     End      Income     Capital Gain      Return       Total
Year Ended                of Year    of Year   Dividends   Distributions   of Capital   Returns(1)
==================================================================================================
10/31/98                   $12.19     $11.86     $0.19         $0.60          $0.42        7.67%
--------------------------------------------------------------------------------------------------
10/31/97                    12.47      12.19      1.11          0.08           0.00        7.73
--------------------------------------------------------------------------------------------------
10/31/96                    12.23      12.47      0.81          0.00           0.00        8.90
--------------------------------------------------------------------------------------------------
10/31/95                    11.68      12.23      0.72          0.00           0.00       11.25
--------------------------------------------------------------------------------------------------
10/31/94++                  12.93      11.68      0.21          0.00           0.39       (5.09)+
--------------------------------------------------------------------------------------------------
Inception* -- 12/31/93      11.83      12.93      0.47          0.59           0.00       18.89+
==================================================================================================
  Total                                          $3.51         $1.27          $0.81
==================================================================================================


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
                        GLOBAL GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                         -------------------
                         Beginning     End      Income     Capital Gain      Return       Total
Year Ended                of Year    of Year   Dividends   Distributions   of Capital   Returns(1)
==================================================================================================
10/31/98                   $12.03     $11.70     $0.23         $0.60          $0.46        8.50%
--------------------------------------------------------------------------------------------------
10/31/97                    12.39      12.03      1.28          0.08           0.00        8.61
--------------------------------------------------------------------------------------------------
10/31/96                    12.14      12.39      0.90          0.00           0.00        9.82
--------------------------------------------------------------------------------------------------
10/31/95                    11.68      12.14      0.81          0.00           0.00       11.27
--------------------------------------------------------------------------------------------------
10/31/94++                  12.93      11.68      0.23          0.00           0.43       (4.62)+
--------------------------------------------------------------------------------------------------
Inception* -- 12/31/93      11.97      12.93      0.37          0.59           0.00       16.49+
==================================================================================================
  Total                                          $3.82         $1.27          $0.89
==================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                               Without Sales Charge(1)
                                    --------------------------------------------
                                    Class A     Class B    Class L(2)   Class Y
================================================================================
Year Ended 10/31/98                   8.08%       7.46%       7.67%       8.50%
--------------------------------------------------------------------------------
Five Years Ended 10/31/98             7.12         N/A        6.51        7.17
--------------------------------------------------------------------------------
Inception* through 10/31/98           8.84        9.07        8.24        8.60
================================================================================
                                                 With Sales Charge(3)
                                    --------------------------------------------
                                    Class A     Class B    Class L(2)   Class Y
================================================================================
Year Ended 10/31/98                   3.19%       3.09%       5.66%       8.50%
--------------------------------------------------------------------------------
Five Years Ended 10/31/98             6.14         N/A        6.30        7.17
--------------------------------------------------------------------------------
Inception* through 10/31/98           8.15        8.67        8.05        8.60
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 10/31/98)                             85.30%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/98)                             40.93
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/98)(2)                          58.57
--------------------------------------------------------------------------------
Class Y (Inception* through 10/31/98)                             59.99
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
++ For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year-end of the Portfolio.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B, L and Y shares are July 22, 1991, November 18, 1994, January 4, 1993 and February 19, 1993, respectively.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 5

--------------------------------------------------------------------------------
Global Government Bond Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
Global Government Bond Portfolio vs. J.P. Morgan Global Bond Market Index+
--------------------------------------------------------------------------------
                             July 1991--October 1998

                                    [GRAPHIC]

                   Global Government            JP Morgan Global                JP Morgan Global Bond
                     Bond Portfolio          Bond Market Index Hedged           Market Index Unhedged
-----------------------------------------------------------------------------------------------------
July 1991                  9,547                   10,000                            10,000
Oct 1991                  10,364                   10,459                            10,685
Oct 1992                  10,902                   11,370                            12,028
Oct 1993                  12,542                   12,749                            13,351
Oct 1994                  12,299                   12,609                            13,740
Oct 1995                  13,824                   15,048                            15,319
Oct 1996                  15,125                   16,566                            16,254
Oct 1997                  16,367                   18,319                            16,822
Oct 1998                  17,690                   20,645                            19,006

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on July 22, 1991, assuming deduction of the maximum initial sales charge of 4.00% at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1998. The J.P. Morgan Global Bond Market Index is a daily, market-capitalization weighted, international fixed-income index consisting of 13 countries. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                                         As of October 31, 1998
--------------------------------------------------------------------------------
1.  U.S. Treasury Bonds                                                    26.2%
--------------------------------------------------------------------------------
2.  Kingdom of Denmark                                                     18.1
--------------------------------------------------------------------------------
3.  Bundesobligation                                                       10.9
--------------------------------------------------------------------------------
4.  France O.A.T                                                            8.4
--------------------------------------------------------------------------------
5.  Bundesrepublik                                                          8.0
--------------------------------------------------------------------------------
6.  KFW International Finance                                               7.7
--------------------------------------------------------------------------------
7.  Inter-American DEV BK                                                   6.5
--------------------------------------------------------------------------------
8.  Kingdom of Spain                                                        5.3
--------------------------------------------------------------------------------
9.  Poland Non-US GLB Bearer                                                3.3
--------------------------------------------------------------------------------
10. Canadian Government                                                     2.4
--------------------------------------------------------------------------------

* As a percentage of total bonds and U.S. government obligations.

Investment Allocation                                     As of October 31, 1998
--------------------------------------------------------------------------------

                                  [PIE CHART]

                     Cash Equivalent ...............  2.3%
                     Asia/Pacific ..................  1.3%
                     The Americas .................. 20.2%
                     U.S. Government Obligation .... 25.6%
                     Europe ........................ 50.6%


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
International Equity Portfolio
--------------------------------------------------------------------------------

Portfolio Managers

Jeffrey J. Russell is a Managing Director of Smith Barney and portfolio manager of the Smith Barney World Funds-International Equity Portfolio. Prior to joining the firm in 1990, he worked for Drexel Burnham Lambert. Mr. Russell holds an undergraduate degree from Massachusetts Institute of Technology and an M.B.A. from the University of Pennsylvania's Wharton School of Finance.

                                                                  [PHOTO]

                                                                  JEFFREY J.
                                                                  RUSSELL, CFA

                                                                  Vice President

James B. Conheady has more than 35 years experience managing international and global equity portfolios. He has been with the International Equity team since its formation in 1968 at Drexel Burnham Lambert and moved to Smith Barney in 1990. Mr. Conheady holds a B.S.S. degree from Georgetown University.

                                                               [PHOTO]

                                                               JAMES B. CONHEADY

                                                               Vice President

Performance Update

For the year ended October 31, 1998, Class A shares of the International Equity Portfolio ("Portfolio") posted a total return of 0.15%. In comparison, the Morgan Stanley Capital International EAFE Index returned 9.65% for the same period. (The MSCI EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the countries of the Far East, weighted based on market capitalization.) Performance information about the Portfolio's other classes of shares can be found on pages ten and eleven.

Investment Strategy

We pursue a "bottom-up" approach to stock investing--namely, we look for promising companies and industries rather than trying to discover investment opportunities based on the present or future condition of the global economy, the financial markets or the performance of particular markets. We seek companies growing at a faster rate than their local countries economic growth rate. At the same time, we strive to maintain a risk level no higher than that of the overall international equity market through a broad diversification in a variety of markets.

Market and Portfolio Update

Extraordinarily powerful financial forces rocked global stock markets during 1998. The first half of the year was characterized by strongly positive returns from the developed markets while emerging market performance lagged. The global financial crisis of late summer engulfed all stock markets, eroding virtually all gains from the early portion of the year and driving emerging market returns into sharply negative territory.

In our view, the International Equity Portfolio's performance lagged the MSCI-EAFE benchmark for the twelve months ended October 31, 1998 due primarily to the extreme investor aversion to risk of the final quarter of the fiscal year. Our all-capitalization investment approach incorporating a modicum of emerging market stock exposure underperformed the large capitalization index as investors reallocated assets to more freely traded, large stocks.

The early months of the year were characterized by vibrant performance from the European stock markets. The backdrop of corporate restructuring and accelerating economies provided good operating earnings leverage. Those European stock markets benefited from a liquidity surge into Europe, as


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 7
globally mobile capital withdrew from Asia and emerging markets at the same time that European individual and institutional investors increased stock market commitments.

Asian markets underperformed European markets in the first half of the year as expectations of macroeconomic growth for 1998 and 1999 declined precipitously. The pronounced weakness of the Japanese yen cast a pall over the other Asian markets and raised further fears of currency weakness. Civil unrest and financial pressure ultimately led to the ouster of Indonesian's long-reigning President.

Global markets suffered horrific declines during August as a most unusual combination of financial circumstances drove investors to cash and fixed income equivalents and out of equities. Several of the major negative influences on the markets included:

      . The Russian financial debacle, which resulted in a setback of virtually every emerging market as well as multi-billion dollar losses for financial institutions.

      . The decline of the Japanese economy into recession combined with the inability of the political apparatus to effect meaningful reform of the malfunctioning financial system.

      . The appearance of free-market distorting actions by governments, such as currency controls in Malaysia.

      . Continued weak commodity prices, raising the specter of global deflation.

      . Growing evidence of illiquidity in financial markets and within major financial institutions.

Investors grappled with the short-term impact of these and tried to assess if the global economy was decelerating (implying slowing economic growth and potential profit downgrades) or in recession (implying far greater earnings declines.)

Markets bottomed in mid-October as investor psychology turned from despair to a constructive view once the U.S. Federal Reserve Board cut short-term interest rates twice and a number of other central banks also reduced interest rates to restore liquidity and confidence to the global financial system. Another positive influence during October was the resumption of merger and acquisition activity, a sign that the managers of many companies viewed the declining values since mid-summer of acquisition targets as a real opportunity, and a slow rebuild of corporate financing activities from a virtual standstill in the preceding two months.

The pronounced strength of the Japanese yen (which moved from Y136 per dollar at September end to Y116 per dollar at October end) in conjunction with easing global interest rates ignited a sharp rally in the Asian stock markets, especially those with currencies closely allied with the dollar historically. The Japanese stock market also rebounded off its lows as the Japanese government approved a significant infusion of capital into the troubled Japanese banking sector as well as moved ahead with a variety of fiscal stimuli to revive the contracting economy.

While European markets also rebounded sharply off their October low levels, recent political changes in Germany and Italy combined with decelerating growth expectations have made us modestly less enthused about Euroland. Over the final quarter of the fiscal year we took profits in selected European stocks and used the proceeds to modestly increase our Asian exposures. At year-end the stock-selection driven geographic allocation was 67% in Europe, 17% in Asia, 7% in the Americas and other emerging markets and about 9% in cash.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

During the variable conditions of the past twelve months, the international stock markets proved resilient to numerous adverse economic and political developments. During the past year, we have adjusted out stock positions as industry and company trends warranted. The common aim has been to have the International Fund positioned in the highest quality growth stocks of the international marketplace, consistent with prudent diversification and to control risk.

In closing, we thank you for your confidence in our investment approach. We look forward to helping you take advantage of the growing number of investment opportunities available in today's global economy.


/s/ Jeffrey Russell                       /s/ James B. Conheady

Jeffrey Russell                           James Conheady

November 13, 1998


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 9

--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                         -------------------
                         Beginning     End      Income     Capital Gain      Total
Year Ended                of Year    of Year   Dividends   Distributions   Returns(1)
=====================================================================================
10/31/98                   $20.36     $20.39     $0.00         $0.00         0.15%
-------------------------------------------------------------------------------------
10/31/97                    18.64      20.36      0.01          0.00         9.30
-------------------------------------------------------------------------------------
10/31/96                    17.15      18.64      0.17          0.00         9.78
-------------------------------------------------------------------------------------
10/31/95                    18.79      17.15      0.12          0.10        (7.44)
-------------------------------------------------------------------------------------
10/31/94++                  18.71      18.79      0.00          0.00         0.43+
-------------------------------------------------------------------------------------
12/31/93                    12.35      18.71      0.00          0.16        52.78
-------------------------------------------------------------------------------------
12/31/92                    12.31      12.35      0.02          0.00         0.49
-------------------------------------------------------------------------------------
Inception* -- 12/31/91      11.94      12.31      0.00          0.00         3.10+
=====================================================================================
  Total                                          $0.32         $0.26
=====================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                         -------------------
                         Beginning     End      Income     Capital Gain      Total
Year Ended                of Year    of Year   Dividends   Distributions   Returns(1)
=====================================================================================
10/31/98                   $20.22     $20.08     $0.00         $0.00        (0.69)%
-------------------------------------------------------------------------------------
10/31/97                    18.65      20.22      0.00          0.00         8.42
-------------------------------------------------------------------------------------
10/31/96                    17.17      18.65      0.04          0.00         8.89
-------------------------------------------------------------------------------------
Inception* -- 10/31/95      18.38      17.17      0.00          0.10        (6.00)+
=====================================================================================
  Total                                          $0.04         $0.10
=====================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares(2)
--------------------------------------------------------------------------------

                           Net Asset Value
                         -------------------
                         Beginning     End      Income     Capital Gain      Total
Year Ended                of Year    of Year   Dividends   Distributions   Returns(1)
=====================================================================================
10/31/98                   $19.93     $19.79     $0.00         $0.00        (0.70)%
-------------------------------------------------------------------------------------
10/31/97                    18.38      19.93      0.00          0.00         8.43
-------------------------------------------------------------------------------------
10/31/96                    16.93      18.38      0.04          0.00         8.85
-------------------------------------------------------------------------------------
10/31/95                    18.54      16.93      0.00          0.10        (8.11)
-------------------------------------------------------------------------------------
10/31/94++                  18.58      18.54      0.00          0.00        (0.22)+
-------------------------------------------------------------------------------------
Inception* -- 12/31/93      12.35      18.58      0.00          0.16        51.73+
=====================================================================================
  Total                                          $0.04         $0.26
=====================================================================================


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                         -------------------
                         Beginning     End      Income     Capital Gain      Total
Year Ended                of Year    of Year   Dividends   Distributions   Returns(1)
=====================================================================================
10/31/98                   $20.38     $20.41     $0.06         $0.00         0.45%
-------------------------------------------------------------------------------------
10/31/97                    18.64      20.38      0.06          0.00         9.68
-------------------------------------------------------------------------------------
10/31/96                    17.13      18.64      0.21          0.00        10.19
-------------------------------------------------------------------------------------
10/31/95                    18.80      17.13      0.17          0.10        (7.11)
-------------------------------------------------------------------------------------
Inception* -- 10/31/94++    17.64      18.80      0.00          0.00         6.58+
=====================================================================================
  Total                                          $0.50         $0.10
=====================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Z Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                         -------------------
                         Beginning     End      Income     Capital Gain      Total
Year Ended                of Year    of Year   Dividends   Distributions   Returns(1)
=====================================================================================
10/31/98                   $20.36     $20.39     $0.06         $0.00         0.45%
-------------------------------------------------------------------------------------
10/31/97                    18.62      20.36      0.06          0.00         9.69
-------------------------------------------------------------------------------------
10/31/96                    17.12      18.62      0.21          0.00        10.13
-------------------------------------------------------------------------------------
Inception* -- 10/31/95      18.38      17.12      0.17          0.10        (5.03)+
=====================================================================================
  Total                                          $0.50         $0.10
=====================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                  Without Sales Charge(1)
                                ---------------------------------------------------------
                                Class A      Class B    Class L(2)    Class Y     Class Z
=========================================================================================
Year Ended 10/31/98               0.15%      (0.69)%      (0.70)%       0.45%       0.45%
-----------------------------------------------------------------------------------------
Five Years Ended 10/31/98         4.13         N/A         3.30          N/A         N/A
-----------------------------------------------------------------------------------------
Ten Years Ended 10/31/98         10.56         N/A          N/A          N/A         N/A
-----------------------------------------------------------------------------------------
Inception* through 10/31/98      10.50        2.47         8.76         4.29        3.63
=========================================================================================
                                                    With Sales Charge(3)
                                ---------------------------------------------------------
                                Class A      Class B    Class L(2)    Class Y     Class Z
=========================================================================================
Year Ended 10/31/98              (4.85)%     (5.66)%      (2.67)%       0.45%       0.45%
-----------------------------------------------------------------------------------------
Five Years Ended 10/31/98         3.06         N/A         3.10          N/A         N/A
-----------------------------------------------------------------------------------------
Ten Years Ended 10/31/98         10.00         N/A          N/A          N/A         N/A
-----------------------------------------------------------------------------------------
Inception* through 10/31/98      10.06        2.00         8.58         4.29        3.63
=========================================================================================


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                11

--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
================================================================================
Class A (10/31/88 through 10/31/98)                               172.81%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/98)                              10.20
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/98)(2)                           63.06
--------------------------------------------------------------------------------
Class Y (Inception* through 10/31/98)                              20.18
--------------------------------------------------------------------------------
Class Z (Inception* through 10/31/98)                              15.25
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
++ For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year end of the Portfolio.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B, L, Y and Z shares are February 18, 1986, November 7, 1994, January 4, 1993, June 16, 1994 and November 7, 1994, respectively. Class A share performance includes the return on the Fenimore International Fund whose management was assumed by Smith Barney on November 22, 1991.


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
International Equity Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
International Equity Portfolio vs. MSCI EAFE-GDP Weighted Index and MSCI EAFE Index+
--------------------------------------------------------------------------------
                           October 1988--October 1998

                                    [GRAPHIC]

                    International           MSCI EAFE-GDP
                   Equity Portfolio        Weighted Index++    MSCI EAFE Index++
--------------------------------------------------------------------------------
Oct 1988                 9,503                 10,000                10,000
Oct 1989                11,127                 11,222                10,840
Oct 1990                11,328                 10,982                 9,480
Oct 1991                14,641                 11,380                10,173
Oct 1992                14,896                 10,577                 8,860
Oct 1993                21,181                 14,472                12,216
Oct 1994                23,307                 16,026                13,485
Oct 1995                21,574                 16,172                13,475
Oct 1996                23,684                 17,973                14,932
Oct 1997                25,888                 19,552                15,667
Oct 1998                25,926                 22,952                17,226


+ Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1988, assuming deduction of the maximum initial sales charge of 4.50% at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1998. The Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index and the MSCI EAFE Index are composite portfolios consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East. The MSCI EAFE-GDP Weighted Index is weighted based on each country's Gross Domestic Product and the MSCI EAFE Index is weighted based on each company's market capitalization. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

++ It is the opinion of management that the MSCI EAFE Index is a more appropriate broad-based benchmark for the market in which the Portfolio invests than the MSCI EAFE-GDP Weighted Index. In future reporting, the MSCI EAFE Index will be used as a basis of comparison of total return performance rather than the MSCI EAFE-GDP Weighted Index.

Top Ten Holdings*                                         As of October 31, 1998
--------------------------------------------------------------------------------
1.  Nokia Oyj, Class A Shares                                               5.4%
--------------------------------------------------------------------------------
2.  Compass Group PLC                                                       4.5
--------------------------------------------------------------------------------
3.  Rentokil Initial PLC                                                    3.8
--------------------------------------------------------------------------------
4.  Bank of Ireland                                                         3.7
--------------------------------------------------------------------------------
5.  Telecom Italia Mobile S.p.A.                                            3.3
--------------------------------------------------------------------------------
6.  Telefonica SA                                                           3.1
--------------------------------------------------------------------------------
7.  Novartis AG, Registered Shares                                          3.0
--------------------------------------------------------------------------------
8.  Misys PLC                                                               2.8
--------------------------------------------------------------------------------
9.  Capita Group PLC                                                        2.6
--------------------------------------------------------------------------------
10. Hays PLC                                                                2.6
--------------------------------------------------------------------------------
* As a percentage of total stocks.

Investment Allocation                                     As of October 31, 1998
--------------------------------------------------------------------------------

                                  [PIE CHART]

                     Cash Equivalent ...............  9.1%
                     Africa ........................  3.1%
                     Asia/Pacific .................. 16.5%
                     The Americas ..................  4.3%
                     Europe ........................ 67.0%


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                13

--------------------------------------------------------------------------------
International Balanced Portfolio
--------------------------------------------------------------------------------

Performance Update and Investment Strategy

The Smith Barney World Funds -- International Balanced Portfolio ("Portfolio") seeks long-term growth of capital and current income through a balanced investment in the stocks and bonds of non-U.S. issuers. The Portfolio gives investors the opportunity to participate in potential profits worldwide and to diversify assets over a number of countries' stock and bond markets. For the year ended October 31, 1998, the International Balanced Portfolio returned 12.87% for Class A shares, an outstanding performance relative to the MSCI EAFE Index return of 9.65% and the J.P. Morgan Global Bond Index (unhedged) return of 11.64% for the same period. Additional performance information about the Portfolio's other share classes can be found on page fifteen.

Please note that the International Balanced Portfolio utilizes a team management approach with the stock portion managed by Jeff Russell and James Conheady (International Equity Portfolio) and the bond portion managed by Victor Filatov and Denis Mangan (Global Government Bond Portfolio). For a more in-depth discussion of economic and market events during the reporting period, please refer to the Manager's commentary for the International Equity Portfolio that appears on page seven and the Global Government Bond Portfolios, which can be found on page two.

Although the stock portion of the Portfolio is managed similarly to the International Equity Portfolio, and the bond portion is managed similarly to the Global Government Bond Portfolio, there are some differences due to, among other things, cash flow and the timing and availability of investment opportunities. It is thus impossible to replicate performance. The International Balanced Portfolio's outperformance this period was due to a significant shift out of stocks earlier in the year in favor of an increased bond exposure. The Portfolio benefited from the improvement in bond prices while many stocks came under heavy selling pressure.

We thank you for your investment in the Smith Barney World Funds -- International Balanced Portfolio.

Sincerely,

/s/ James B. Conheady                     /s/ Jeffrey J. Russell

James B. Conheady                         Jeffrey J. Russell
Vice President                            Vice President


/s/ Victor S. Filatov                     /s/ Denis Mangan

Victor S. Filatov                         Denis P. Mangan
Vice President                            Vice President

November 13, 1998


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
                        INTERNATIONAL BALANCED PORTFOLIO
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                         -------------------
                         Beginning     End      Income     Capital Gain      Return       Total
Year Ended                of Year    of Year   Dividends   Distributions   of Capital   Returns(1)
==================================================================================================
10/31/98                   $13.32     $14.89     $0.10         $0.03          $0.00       12.87%
--------------------------------------------------------------------------------------------------
10/31/97                    13.90      13.32      0.15          0.00           0.20       (1.71)
--------------------------------------------------------------------------------------------------
10/31/96                    12.64      13.90      0.35          0.00           0.00       12.89
--------------------------------------------------------------------------------------------------
10/31/95                    12.20      12.64      0.39          0.00           0.00        7.05
--------------------------------------------------------------------------------------------------
Inception* -- 10/31/94      12.00      12.20      0.00          0.00           0.00        1.67+
==================================================================================================
  Total                                          $0.99         $0.03          $0.20
==================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                         -------------------
                         Beginning     End      Income     Capital Gain      Return       Total
Year Ended                of Year    of Year   Dividends   Distributions   of Capital   Returns(1)
==================================================================================================
10/31/98                   $13.38     $14.93     $0.02         $0.03          $0.00       11.96%
--------------------------------------------------------------------------------------------------
10/31/97                    13.90      13.38      0.08          0.00           0.10       (2.45)
--------------------------------------------------------------------------------------------------
10/31/96                    12.65      13.90      0.26          0.00           0.00       12.05
--------------------------------------------------------------------------------------------------
Inception* -- 10/31/95      12.08      12.65      0.29          0.00           0.00        7.33+
==================================================================================================
  Total                                          $0.65         $0.03          $0.10
==================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares(2)
--------------------------------------------------------------------------------

                           Net Asset Value
                         -------------------
                         Beginning     End      Income     Capital Gain      Return       Total
Year Ended                of Year    of Year   Dividends   Distributions   of Capital   Returns(1)
==================================================================================================
10/31/98                   $13.35     $14.89     $0.01         $0.03          $0.00       11.90%
--------------------------------------------------------------------------------------------------
10/31/97                    13.87      13.35      0.08          0.00           0.10       (2.46)
--------------------------------------------------------------------------------------------------
10/31/96                    12.63      13.87      0.26          0.00           0.00       11.99
--------------------------------------------------------------------------------------------------
10/31/95                    12.18      12.63      0.29          0.00           0.00        6.29
--------------------------------------------------------------------------------------------------
Inception* -- 10/31/94      12.00      12.18      0.00          0.00           0.00        1.50+
==================================================================================================
  Total                                          $0.64         $0.03          $0.10
==================================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                15

--------------------------------------------------------------------------------
                        INTERNATIONAL BALANCED PORTFOLIO
--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                                    Without Sales Charge(1)
                                               ---------------------------------
                                               Class A     Class B    Class L(2)
================================================================================
Year Ended 10/31/98                             12.87%      11.96%      11.90%
--------------------------------------------------------------------------------
Inception* through 10/31/98                      7.68        7.08        6.83
================================================================================

                                                      With Sales Charge(3)
                                               ---------------------------------
                                               Class A     Class B    Class L(2)
================================================================================
Year Ended 10/31/98                              7.24%       6.96%       9.82%
--------------------------------------------------------------------------------
Inception* through 10/31/98                      6.37        6.67        6.58
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                        Without Sales Charge(1)
================================================================================
Class A (Inception* through 10/31/98)                            36.31%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/98)                            31.33
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/98)(2)                         31.86
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B and L shares are August 25, 1994, November 7, 1994 and August 25, 1994, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
International Balanced Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A and L Shares of the International Balanced Portfolio vs. MSCI EAFE-GDP Weighted Index, MSCI EAFE Index and J.P. Morgan Global Bond Market Index+
--------------------------------------------------------------------------------
                            August 1994--October 1998

                                    [GRAPHIC]

              International         International
                Balanced              Balanced                              J.P. Morgan Global Bond    MSCI EAFE-GDP
            Portfolio--Class A    Portfolio--Class L    MSCI EAFE Index++    Market Index (unhedged)   Weighted Index++
---------------------------------------------------------------------------------------------------------------------
Aug 1994           9,501                9,901                10,000                   10,000                10,000
Oct 1994           9,660               10,050                10,443                   10,262                 9,960
Oct 1995          10,341               10,681                10,436                   12,111                 9,563
Oct 1996          11,674               11,962                11,563                   12,850                10,607
Oct 1997          11,474               11,667                12,133                   13,300                11,539
Oct 1998          12,951               13,056                13,340                   15,026                13,545

+ Hypothetical illustration of $10,000 invested in Class A and L shares at inception on August 25, 1994, assuming deduction of the maximum initial sales charge of 4.50% at the time of investment for Class A shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1998. The Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index and MSCI EAFE Index are composite portfolios consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East. The MSCI EAFE-GDP Weighted Index is weighted based on each country's Gross Domestic Product and the MSCI EAFE Index is weighted based on each company's market capitalization. The J.P. Morgan Global Bond Market Index-Unhedged is a daily, market capitalization weighted international fixed income index consisting of 13 countries. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

++ It is the opinion of management that the MSCI EAFE Index is a more appropriate broad-based benchmark for the market in which the Portfolio invests than the MSCI EAFE-GDP Weighted Index. In future reporting, the MSCI EAFE Index will be used as a basis of comparison of total return performance rather than the MSCI EAFE-GDP Weighted Index.

Top Ten Holdings*                                         As of October 31, 1998
--------------------------------------------------------------------------------
1.  Buoni Peliennali del Tesoro                                            15.4%
--------------------------------------------------------------------------------
2.  Japan Series 203                                                       14.0
--------------------------------------------------------------------------------
3.  Bundesobligation                                                       14.0
--------------------------------------------------------------------------------
4.  U.S. Treasury Bond                                                     11.6
--------------------------------------------------------------------------------
5.  United Kingdom Treasury                                                11.2
--------------------------------------------------------------------------------
6.  France O.A.T.                                                           9.7
--------------------------------------------------------------------------------
7.  Canadian Government                                                     5.0
--------------------------------------------------------------------------------
8.  Kingdom of Denmark                                                      4.0
--------------------------------------------------------------------------------
9.  Nokia 0Y AB                                                             3.3
--------------------------------------------------------------------------------
10. Serco Group PLC                                                         3.1
--------------------------------------------------------------------------------
* As a percentage of total stocks and bonds.

Investment Allocation                                     As of October 31, 1998
--------------------------------------------------------------------------------

                                  [PIE CHART]

                     Cash Equivalent ............... 14.7%
                     Asia/Pacific .................. 17.0%
                     The Americas .................. 16.4%
                     Europe ........................ 51.9%

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                17

--------------------------------------------------------------------------------
Schedules of Investments                                        October 31, 1998
--------------------------------------------------------------------------------

                        GLOBAL GOVERNMENT BOND PORTFOLIO

       FACE
      AMOUNT+++                                      SECURITY                                   VALUE
========================================================================================================
BONDS -- 72.1%
Australia -- 1.3%
           2,500,000       Australian Government, 7.500% due 7/15/05                        $  1,797,002
--------------------------------------------------------------------------------------------------------
Canada -- 2.3%
           4,700,000       Canadian Government, 6.000% due 6/1/08@                             3,252,023
--------------------------------------------------------------------------------------------------------
Denmark -- 10.1%
                           Kingdom of Denmark:
          20,000,000          4.000% due 2/15/01                                               3,168,628
          60,000,000          7.000% due 11/15/07                                             11,115,452
--------------------------------------------------------------------------------------------------------
                                                                                              14,284,080
--------------------------------------------------------------------------------------------------------
France -- 8.2%
          60,000,000       France O.A.T., 5.250% due 4/25/08                                  11,628,576
--------------------------------------------------------------------------------------------------------
Germany -- 18.5%
          23,900,000       Bundesobligation, 5.000% due 5/21/01                               14,999,195
          16,900,000       Bundesrepublik Deutscheland, 5.250% due 1/4/08@                    11,038,775
--------------------------------------------------------------------------------------------------------
                                                                                              26,037,970
--------------------------------------------------------------------------------------------------------
United States -- 17.9%
           4,000,000++     Bulgaria, 6.688% due 7/28/11@#                                      2,685,000
          10,000,000++     Kingdom of Denmark, 6.625% due 6/17/03                             10,712,500
           5,000,000++     Poland Non-US GLB Bearer, 5.000% due 10/27/14@#                     4,543,750
           7,000,000++     Kingdom of Spain, 5.875% due 7/28/08@                               7,323,750
--------------------------------------------------------------------------------------------------------
                                                                                              25,265,000
--------------------------------------------------------------------------------------------------------
United Kingdom -- 13.8%
           5,000,000       Inter-American Development Bank, 7.125% due 11/26/04                8,925,341
           5,000,000       KFW International Finance, 9.4375% due 2/27/08                     10,545,409
--------------------------------------------------------------------------------------------------------
                                                                                              19,470,750
--------------------------------------------------------------------------------------------------------
                           TOTAL BONDS
                           (Cost -- $96,128,314)                                             101,735,401
========================================================================================================

       FACE
      AMOUNT                                         SECURITY                                   VALUE
========================================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 25.6%
                           U.S. Treasury Bonds:
         $10,000,000          5.375% due 6/30/00+                                             10,182,700
          24,000,000          5.625% due 5/15/08                                              25,861,920
--------------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT OBLIGATIONS
                           (Cost -- $34,159,668)                                              36,044,620
========================================================================================================
                           SUB-TOTAL INVESTMENTS
                           (Cost -- $130,287,982)                                            137,780,021
========================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                        GLOBAL GOVERNMENT BOND PORTFOLIO

       FACE
      AMOUNT                                         SECURITY                                   VALUE
========================================================================================================
REPURCHASE AGREEMENT -- 2.3%
         $ 3,310,000       CIBC Wood Gundy Securities Inc., 5.250% due 11/2/98;
                           Proceeds at maturity -- $3,311,448; (Fully collateralized by
                           U.S. Treasury Notes, 6.375% due 5/15/99;
                           Market value -- $3,377,106) (Cost -- $3,310,000)                 $  3,310,000
========================================================================================================
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $133,597,982*)                                          $141,090,021
========================================================================================================

@     All or a portion of this security is on loan (See Note 9).
#     Represents current rate on floating rate security.
++    U.S. dollar denominated security.
+     Security is segregated by Custodian for open forward foreign currency contracts.
+++   Represents local currency.
*     Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                19

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                         INTERNATIONAL EQUITY PORTFOLIO

     SHARES                                   SECURITY                                         VALUE
========================================================================================================
STOCKS -- 90.9%
Australia -- 1.2%
           2,529,060       Coca-Cola Amatil Ltd.@                                           $  9,296,649
           2,475,729       Coca-Cola Beverages PLC@                                            5,030,215
--------------------------------------------------------------------------------------------------------
                                                                                              14,326,864
--------------------------------------------------------------------------------------------------------
Austria -- 0.4%
              85,000       Wolford AG@                                                         5,112,765
--------------------------------------------------------------------------------------------------------
Brazil -- 1.7%
             507,100       Petroleo Brasileiro S.A. ADR                                        6,376,630
             200,000       Telecomunicacoes Brasileiras S.A. ADR@                             15,187,500
--------------------------------------------------------------------------------------------------------
                                                                                              21,564,130
--------------------------------------------------------------------------------------------------------
Finland -- 4.9%
             650,000       Nokia Oyj, Class A Shares                                          60,490,624
--------------------------------------------------------------------------------------------------------
France -- 3.0%
             150,000       Axa                                                                16,951,592
              36,000       Equant NV+                                                          1,559,978
             250,100       Companie Generale de Geophysique S.A. ADR+                          3,313,825
             200,000       Sidel SA@                                                          14,756,163
--------------------------------------------------------------------------------------------------------
                                                                                              36,581,558
--------------------------------------------------------------------------------------------------------
Germany -- 4.5%
             440,000       SAP AG Preferred ADR@                                              18,562,500
              24,000       SAP AG Preferred Non-voting Shares@                                11,679,748
             550,000       Volkswagen AG, Preferred Non-voting Shares                         25,969,085
--------------------------------------------------------------------------------------------------------
                                                                                              56,211,333
--------------------------------------------------------------------------------------------------------
Hong Kong -- 5.7%
          12,197,185       Hong Kong and China Gas Co. Ltd.                                   17,321,073
             554,417       Hong Kong and China Gas Co. Ltd. Warrants, Expire 9/30/99+             57,259
             610,398       HSBC Holdings PLC@                                                 13,987,302
           3,000,000       Hutchison Whampoa Ltd.                                             21,494,965
           2,479,000       Sun Hung Kai Properties Ltd.                                       17,281,951
--------------------------------------------------------------------------------------------------------
                                                                                              70,142,550
--------------------------------------------------------------------------------------------------------
India -- 0.0%
              20,000       The India Magnum Fund, Class B Shares                                 560,000
--------------------------------------------------------------------------------------------------------
Ireland -- 9.9%
           2,223,883       Bank of Ireland                                                    41,098,860
           1,411,976       Grafton Group PLC                                                  22,805,970
           5,515,149       Independent Newspapers PLC                                         21,876,304
           1,579,402       Irish Continental Group PLC                                        18,509,729
           1,976,005       Irish Life PLC                                                     17,516,722
--------------------------------------------------------------------------------------------------------
                                                                                             121,807,585
--------------------------------------------------------------------------------------------------------
Italy -- 4.5%
           7,000,000       Istituto Nazionale delle Assicurazioni@                            19,356,020
           6,350,000       Telecom Italia Mobile S.p.A.@                                      36,896,474
--------------------------------------------------------------------------------------------------------
                                                                                              56,252,494
--------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                         INTERNATIONAL EQUITY PORTFOLIO

     SHARES                                   SECURITY                                         VALUE
========================================================================================================
Japan -- 9.6%
             833,000       Canon, Inc.                                                    $   15,762,164
              96,500       Hosiden Corp.                                                       1,584,180
             472,000       Murata Manufacturing Co., Ltd.                                     15,918,304
               5,000       NTT Data Corp.@                                                    21,153,351
              67,000       Shohkoh Fund & Co., Ltd.                                           20,382,304
             318,000       Sony Corp.@                                                        20,193,941
           1,150,000       Terumo Corp.@                                                      24,178,323
--------------------------------------------------------------------------------------------------------
                                                                                             119,172,567
--------------------------------------------------------------------------------------------------------
Mexico -- 1.6%
          14,932,000       Cifra SA de CV+                                                    19,500,250
--------------------------------------------------------------------------------------------------------
Netherlands -- 6.7%
             605,456       Getronics NV                                                       25,123,328
             427,218       Hunter Douglas NV                                                  15,325,590
             413,873       IHC Caland NV                                                      18,724,778
           1,500,000       ING Groep NV Warrants, Expire 3/15/01+                             18,552,230
              38,900       Royal Dutch Petroleum Co.                                           1,878,663
              61,100       Royal Dutch Petroleum Co., N.Y. Registered Shares                   3,009,175
--------------------------------------------------------------------------------------------------------
                                                                                              82,613,764
--------------------------------------------------------------------------------------------------------
Norway -- 2.8%
             750,000       Smedvig ASA, Class B Shares@                                        6,510,946
           1,000,000       Tomra Systems ASA@                                                 28,078,456
--------------------------------------------------------------------------------------------------------
                                                                                              34,589,402
--------------------------------------------------------------------------------------------------------
Panama -- 1.0%
             600,000       Panamerican Beverages, Inc.                                        12,150,000
--------------------------------------------------------------------------------------------------------
South Africa -- 3.1%
           2,751,410       Dimension Data Holdings Ltd.                                       12,604,498
              90,000       Investec Group Ltd.                                                 3,336,898
             622,400       Investec Holdings Ltd.                                             22,078,003
--------------------------------------------------------------------------------------------------------
                                                                                              38,019,399
--------------------------------------------------------------------------------------------------------
Spain -- 4.9%
             325,000       Banco Popular Espanol SA@                                          20,036,139
             221,000       Superdiplo SA+                                                      5,708,227
             763,636       Telefonica SA@                                                     34,415,568
--------------------------------------------------------------------------------------------------------
                                                                                              60,159,934
--------------------------------------------------------------------------------------------------------
Switzerland -- 6.0%
             775,000       Mettler-Toledo International Inc.+                                 16,953,125
              18,866       Novartis AG, Registered Shares                                     33,992,792
               2,000       Roche Holding AG                                                   23,334,810
--------------------------------------------------------------------------------------------------------
                                                                                              74,280,727
--------------------------------------------------------------------------------------------------------
United Kingdom -- 19.4%
           2,900,000       Capita Group PLC                                                  29,261,287
             900,000       Colt Telecom Group PLC+                                           11,394,694
           5,000,000       Compass Group PLC                                                 50,492,363
           2,000,000       Hays PLC                                                          29,508,306


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                21

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                         INTERNATIONAL EQUITY PORTFOLIO

     SHARES                                   SECURITY                                         VALUE
========================================================================================================
United Kingdom -- 19.4% (continued)
           4,530,275       Misys PLC                                                      $   31,637,270
           3,290,000       Racal Electronics PLC                                              14,931,504
           7,000,000       Rentokil Initial PLC                                               43,169,714
           1,640,000       Serco Group PLC                                                    28,563,798
--------------------------------------------------------------------------------------------------------
                                                                                             238,958,936
--------------------------------------------------------------------------------------------------------
                           TOTAL STOCKS
                           (Cost -- $785,067,481)                                          1,122,494,882
========================================================================================================

      FACE
     AMOUNT                                   SECURITY                                        VALUE
========================================================================================================
REPURCHASE AGREEMENT -- 9.1%
        $111,750,000       CIBC Wood Gundy Securities Inc., 5.250% due 11/2/98;
                           Proceeds at maturity -- $111,798,891; (Fully collateralized by U.S. Treasury Notes, 6.375% due 5/15/99;
                           Market value -- $116,084,783) (Cost -- $111,750,000)              111,750,000
========================================================================================================
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $896,817,481*)                                        $1,234,244,882
========================================================================================================

@  All or a portion of this security is on loan (See Note 9).
+  Non-income producing security.
*  Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                        INTERNATIONAL BALANCED PORTFOLIO

     SHARES                                 SECURITY                                            VALUE
========================================================================================================
STOCKS -- 11.6%
Australia -- 1.2%
             100,000       Coca Cola Beverages PLC+                                          $   203,181
--------------------------------------------------------------------------------------------------------
Brazil -- 1.6%
              15,000       Uniao de Banco Brasileiro S.A. GDR                                    262,500
--------------------------------------------------------------------------------------------------------
Finland -- 2.9%
               5,000       Nokia OY AB, Class A Shares                                           465,312
--------------------------------------------------------------------------------------------------------
Ireland -- 0.0%
                   1       Bank of Ireland                                                             9
                   4       CRH PLC                                                                    58
--------------------------------------------------------------------------------------------------------
                                                                                                      67
--------------------------------------------------------------------------------------------------------
Japan -- 2.6%
                 100       NTT Data Corp.                                                        423,067
--------------------------------------------------------------------------------------------------------
Mexico -- 0.6%
              80,800       Cifra SA de CV+                                                       105,519
--------------------------------------------------------------------------------------------------------
United Kingdom -- 2.7%
              25,000       Serco Group PLC                                                       435,423
--------------------------------------------------------------------------------------------------------
                           TOTAL STOCKS
                           (Cost -- $2,134,485)                                                1,895,069
========================================================================================================

     FACE
    AMOUNT++                                SECURITY                                            VALUE
========================================================================================================
BONDS -- 73.7%
Australia -- 1.3%
             300,000       Australian Government, 7.500% due 7/15/05                             215,640
--------------------------------------------------------------------------------------------------------
Canada -- 4.3%
           1,000,000       Canadian Government, 6.000% due 6/1/08                                691,919
--------------------------------------------------------------------------------------------------------
Denmark -- 3.4%
           3,000,000       Kingdom of Denmark, 7.000% due 11/15/07                               555,772
--------------------------------------------------------------------------------------------------------
France -- 8.3%
           7,000,000       France O.A.T., 5.250% due 4/25/08                                   1,356,667
--------------------------------------------------------------------------------------------------------
Germany -- 11.9%
           3,100,000       Bundesobligation, 5.000% due 5/21/01#                               1,945,509
--------------------------------------------------------------------------------------------------------
Italy -- 13.1%
                           Buoni Poliennali del Tesoro:
       2,480,000,000          6.000% due 2/15/00                                               1,557,105
         830,000,000          6.750% due 2/1/07                                                  585,825
--------------------------------------------------------------------------------------------------------
                                                                                               2,142,930
--------------------------------------------------------------------------------------------------------
Japan -- 11.9%
         210,000,000       Japan Series 203, 1.800% due 6/20/08                                1,947,901
--------------------------------------------------------------------------------------------------------
United Kingdom -- 9.6%
             800,000       United Kingdom Treasury, 7.250% due 12/7/07#                        1,555,868
--------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                23

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1998
--------------------------------------------------------------------------------

                        INTERNATIONAL BALANCED PORTFOLIO

    FACE
   AMOUNT++                                 SECURITY                                            VALUE
========================================================================================================
--------------------------------------------------------------------------------------------------------
U.S. Treasury Bond -- 9.9%
          1,500,000        U.S. Treasury Bond, 5.625% due 5/15/08#                           $ 1,616,370
--------------------------------------------------------------------------------------------------------
Venezuela -- 0.0%
              7,140        Republic of Venezuela Warrants, Expire 4/15/20+                             0
--------------------------------------------------------------------------------------------------------
                           TOTAL BONDS
                           (Cost -- $10,909,121)                                              12,028,576
========================================================================================================
                           SUB-TOTAL INVESTMENTS
                           (Cost -- $13,043,606)                                              13,923,645
========================================================================================================

      FACE
     AMOUNT                                   SECURITY                                         VALUE
========================================================================================================
REPURCHASE AGREEMENT -- 14.7%
         $2,400,000        CIBC Wood Gundy Securities Inc., 5.250% due 11/2/98;
                           Proceeds at maturity -- 2,401,050; (Fully collateralized by
                           U.S. Treasury Notes, 6.375% due 5/15/99;
                           Market value -- $2,448,428) (Cost -- $2,400,000)                    2,400,000
========================================================================================================
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $15,443,606*)                                            $16,323,645
========================================================================================================

+   Non-income producing security.
# Security is segregated by Custodian for open forward foreign currency contracts.
++  Represents local currency.
*   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                            October 31, 1998
--------------------------------------------------------------------------------

                                                            Global
                                                          Government     International   International
                                                             Bond           Equity          Balanced
                                                           Portfolio       Portfolio       Portfolio
=====================================================================================================
ASSETS:
     Investments -- Cost                                 $130,287,982   $  785,067,481    $13,043,606
     Repurchase agreements -- Cost                          3,310,000      111,750,000      2,400,000
     Foreign currency -- Cost                                      --        5,646,065         44,434
=====================================================================================================
     Investments, at value                               $137,780,021   $1,122,494,882    $13,923,645
     Repurchase agreements, at value                        3,310,000      111,750,000      2,400,000
     Foreign currency, at value                                    --        5,671,449         44,472
     Cash                                                      47,315               --         82,297
     Collateral for securities on loan (Note 9)            14,064,000      137,421,441             --
     Receivable for Fund shares sold                          359,927        1,681,628          6,311
     Receivable for securities sold                         9,059,980        8,764,799             --
     Dividends and interest receivable                      4,216,259          934,301        259,737
     Receivable for open forward foreign currency
       contracts (Note 4)                                      19,767              806         21,003
-----------------------------------------------------------------------------------------------------
     Total Assets                                         168,857,269    1,388,719,306     16,737,465
-----------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 9)               14,064,000      137,421,441             --
     Payable for securities purchased                      10,962,278        2,341,029             --
     Dividends payable                                        407,649               --             --
     Payable for open forward foreign currency
       contracts (Note 4)                                     247,343            1,224         27,376
     Payable to bank                                               --           20,663             --
     Payable for Fund shares purchased                         95,646        9,205,954         19,827
     Management fees payable                                   88,052          772,971         11,063
     Distribution fees payable                                  5,787          241,452          1,575
     Accrued expenses                                         133,859        1,026,021         94,301
-----------------------------------------------------------------------------------------------------
     Total Liabilities                                     26,004,614      151,030,755        154,142
-----------------------------------------------------------------------------------------------------
Total Net Assets                                         $142,852,655   $1,237,688,551    $16,583,323
=====================================================================================================
NET ASSETS:
     Par value of capital shares                         $     12,075   $       61,047    $     1,113
     Capital paid in excess of par value                  136,454,404      924,648,720      9,280,946
     Overdistributed net investment income                   (596,540)     (11,347,580)            --
     Accumulated net realized gain (loss) from security
       transactions and foreign currencies                   (376,351)     (13,282,192)     6,418,036
     Net unrealized appreciation of investments and
       foreign currencies                                   7,359,067      337,608,556        883,228
-----------------------------------------------------------------------------------------------------
Total Net Assets                                         $142,852,655   $1,237,688,551    $16,583,323
=====================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                25

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (continued)                October 31, 1998
--------------------------------------------------------------------------------

                                                                              Global
                                                                            Government    International   International
                                                                               Bond          Equity         Balanced
                                                                             Portfolio      Portfolio       Portfolio
=======================================================================================================================
Shares Outstanding:
     Class A                                                                 7,478,636      22,221,902       647,495
     ------------------------------------------------------------------------------------------------------------------
     Class B                                                                 1,227,045       9,012,838       268,176
     ------------------------------------------------------------------------------------------------------------------
     Class L                                                                   201,636       7,708,961       197,483
     ------------------------------------------------------------------------------------------------------------------
     Class Y                                                                 3,168,119      16,360,861            --
     ------------------------------------------------------------------------------------------------------------------
     Class Z                                                                        --       5,743,214            --
     ------------------------------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                             $11.88          $20.39        $14.89
     ------------------------------------------------------------------------------------------------------------------
     Class B*                                                                   $11.87          $20.08        $14.93
     ------------------------------------------------------------------------------------------------------------------
     Class L**                                                                  $11.86          $19.79        $14.89
     ------------------------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                             $11.70          $20.41            --
     ------------------------------------------------------------------------------------------------------------------
     Class Z (and redemption price)                                                 --          $20.39            --
     ------------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.71% of net asset value per share)          $12.44              --            --
     ------------------------------------------------------------------------------------------------------------------
     Class A (net asset value plus 5.26% of net asset value per share)              --          $21.46        $15.67
     ------------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)          $11.98          $19.99        $15.04
=======================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC for Global Government Bond Portfolio or by a 5.00% CDSC for the International Equity and International Balanced Portfolios if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Operations                     For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

                                                                    Global
                                                                  Government    International   International
                                                                     Bond          Equity         Balanced
                                                                   Portfolio      Portfolio       Portfolio
=============================================================================================================
INVESTMENT INCOME:
     Interest                                                     $8,194,693      $2,486,723      $1,076,074
     Dividends                                                            --      15,740,593         372,149
     Less: Foreign withholding tax                                        --      (1,556,154)        (33,743)
-------------------------------------------------------------------------------------------------------------
     Total Investment Income                                       8,194,693      16,671,162       1,414,480
-------------------------------------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                      1,055,789      11,110,120         403,368
     Distribution fees (Note 2)                                      371,124       4,986,948          97,182
     Shareholder and system servicing fees                           130,702       1,065,405          32,720
     Custody                                                          41,915         666,304          82,712
     Registration fees                                                39,464          72,487          57,140
     Audit and legal                                                  31,727          63,936          34,814
     Shareholder communications                                       22,617         106,181          18,826
     Directors' fees                                                   6,748          34,380           3,364
     Other                                                             6,056          21,053          10,714
-------------------------------------------------------------------------------------------------------------
     Total Expenses                                                1,706,142      18,126,814         740,840
-------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                       6,488,551      (1,455,652)        673,640
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES (NOTES 3 AND 4):
     Realized Gain (Loss) From:
       Security transactions (excluding short-term securities)     1,051,586      64,399,255       7,408,455
       Foreign currency transactions                              (4,184,991)       (796,226)       (399,336)
-------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss)                                     (3,133,405)     63,603,029       7,009,119
-------------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation)
     of Investments and Foreign Currencies:
       Beginning of year                                            (293,729)    361,620,491       3,551,353
       End of year                                                 7,359,067     337,608,556         883,228
-------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Unrealized Appreciation            7,652,796     (24,011,935)     (2,668,125)
-------------------------------------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                     4,519,391      39,591,094       4,340,994
-------------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                           $11,007,942     $38,135,442      $5,014,634
=============================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                27

--------------------------------------------------------------------------------
Statements of Changes in Net Assets          For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

                                                             Global
                                                           Government     International   International
                                                              Bond           Equity         Balanced
                                                            Portfolio       Portfolio       Portfolio
=======================================================================================================
OPERATIONS:
     Net investment income (loss)                        $  6,488,551   $    (1,455,652)  $    673,640
     Net realized gain (loss)                              (3,133,405)       63,603,029      7,009,119
     Increase (decrease) in net unrealized appreciation     7,652,796       (24,011,935)    (2,668,125)
-------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                11,007,942        38,135,442      5,014,634
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                 (2,571,347)       (1,282,091)      (274,304)
     Net realized gains                                    (7,063,325)               --       (147,477)
     Capital                                               (5,311,989)               --             --
-------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                     (14,946,661)       (1,282,091)      (421,781)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                      21,964,285     3,488,292,293     12,535,645
     Net asset value of shares issued for
       reinvestment of dividends                            7,826,233           743,911        104,623
     Cost of shares reacquired                            (28,999,827)   (3,618,555,356)   (62,556,734)
-------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From
       Fund Share Transactions                                790,691      (129,519,152)   (49,916,466)
-------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                     (3,148,028)      (92,665,801)   (45,323,613)

NET ASSETS:
     Beginning of year                                    146,000,683     1,330,354,352     61,906,936
-------------------------------------------------------------------------------------------------------
     End of year*                                        $142,852,655   $ 1,237,688,551   $ 16,583,323
=======================================================================================================
* Includes overdistributed net investment income of:     $   (596,540)  $   (11,347,580)            --
=======================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets          For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

                                                                 Global
                                                               Government      International   International
                                                                  Bond            Equity         Balanced
                                                                Portfolio        Portfolio       Portfolio
============================================================================================================
OPERATIONS:
     Net investment gain (loss)                                $ 7,166,095      $ (4,446,616)    $  820,196
     Net realized gain (loss)                                    7,628,774         6,344,807     (1,386,334)
     Increase in net unrealized appreciation (depreciation)     (3,023,160)      125,335,875       (491,304)
------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations          11,771,709       127,234,066     (1,057,442)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                     (14,761,484)       (1,479,385)      (584,276)
     Net realized gains                                           (895,628)               --             --
     Capital                                                            --                --       (771,507)
------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
       Distributions to Shareholders                           (15,657,112)       (1,479,385)    (1,355,783)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                           48,612,809     1,530,238,808     27,220,805
     Net asset value of shares issued
       for reinvestment of dividends                             8,530,565         1,110,321        442,806
     Cost of shares reacquired                                 (58,854,085)   (1,602,262,084)    (8,973,657)
------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets
       From Fund Share Transactions                             (1,710,711)      (70,912,955)    18,689,954
------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                               (5,596,114)       54,841,726     16,276,729

NET ASSETS:
     Beginning of year                                         151,596,797     1,275,512,626     45,630,207
------------------------------------------------------------------------------------------------------------
     End of year*                                             $146,000,683    $1,330,354,352   $ 61,906,936
============================================================================================================
* Includes overdistributed net investment income of:          $    (38,960)   $  (13,763,580)            --
============================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                29

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Global Government Bond, International Equity and International Balanced Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and consists of these Portfolios and three other separate investment portfolios: Emerging Markets, European and Pacific Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate annual report.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (g) direct expenses are charged to each Portfolio and each class; management fees and general Fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1998, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distributions under tax regulations. Accordingly, for the International Equity Portfolio, a portion of overdistributed net investment income amounting to $2,254,604 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; (k) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve each Portfolio from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
30                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Fund. The Global Government Bond Portfolio pays MMC a management fee calculated at an annual rate of 0.75% of the average daily net assets of the portfolio. The International Equity and International Balanced Portfolios pay MMC a management fee calculated at an annual rate of 0.85% of the average daily net assets of each respective portfolio. These fees are calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB (as well as certain other broker-dealers) continues to sell Fund shares to the public as members of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the year ended October 31, 1998, SSB received total brokerage commissions of $179,141 from the International Equity and International Balanced Portfolios.

On June 12, 1998, the Portfolio's existing Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

For the Global Government Portfolio, there is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. For the International Equity and International Balanced Portfolios, there is a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares for each Portfolio have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares for each Portfolio have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares that equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 1998, SSB received sales charges of $538,000 and $26,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

Portfolio                                    Class A       Class B       Class L
================================================================================
Global Government Bond                           --       $ 16,000            --
--------------------------------------------------------------------------------
International Equity                         $5,000        568,000       $11,000
--------------------------------------------------------------------------------
International Balanced                           --         14,000            --
================================================================================


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                31

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class's shares. The Global Government Bond Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets of each class, respectively. The International Equity and International Balanced Portfolios pay a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each respective Portfolio and class. For the year ended October 31, 1998, total Distribution Plan fees incurred by the Portfolios were:


Portfolio                                 Class A        Class B            Class L
====================================================================================
Global Government Bond                    $222,926       $127,964            $20,234
------------------------------------------------------------------------------------
International Equity                     1,108,230      2,106,818          1,771,900
------------------------------------------------------------------------------------
International Balanced                      24,416         41,008             31,758
====================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended October 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                          Purchases                Sales
====================================================================================
Global Government Bond                               $371,225,833       $365,228,697
------------------------------------------------------------------------------------
International Equity                                  325,867,263        525,283,714
------------------------------------------------------------------------------------
International Balanced                                 56,643,762        102,447,963
====================================================================================

At October 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                       Net Unrealized
Portfolio                         Appreciation         Depreciation     Appreciation
====================================================================================
Global Government Bond                $  7,886,799    $  (394,760)      $  7,492,039
------------------------------------------------------------------------------------
International Equity                   407,180,589    (69,753,188)       337,427,401
------------------------------------------------------------------------------------
International Balanced                   1,431,819       (551,780)           880,039
====================================================================================

--------------------------------------------------------------------------------
32                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4. Forward Foreign Currency Contracts

At October 31, 1998, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                     Local         Market    Settlement   Unrealized
Foreign Currency                                   Currency         Value       Date      Gain (Loss)
=====================================================================================================
Global Government Bond Portfolio
To Sell:
Australian Dollars                                 2,950,000    $ 1,836,411   11/25/98   $ (20,272)
Canadian Dollars                                   5,180,000      3,348,331   11/25/98      15,107
Danish Krone                                      20,509,000      3,257,718    11/3/98       4,660
Danish Krone                                     115,200,000     18,306,238   11/25/98     (56,964)
French Franc                                      66,500,000     11,982,025   11/25/98     (18,151)
German Mark                                       44,500,000     26,902,874   11/25/98     (57,804)
British Pound                                     12,250,000     20,485,509   11/25/98     (89,260)
-----------------------------------------------------------------------------------------------------
                                                                                          (222,684)
-----------------------------------------------------------------------------------------------------
To Buy:
Danish Krone                                      20,500,000      3,257,620   11/25/98      (4,892)
-----------------------------------------------------------------------------------------------------
Net Unrealized Loss on
  Forward Foreign Currency Contracts                                                     $(227,576)
=====================================================================================================
International Equity Portfolio

To Buy:
Mexican Peso                                       4,863,952    $   480,485    11/3/98   $     806
Mexican Peso                                       2,905,326        287,002    11/4/98      (1,224)
-----------------------------------------------------------------------------------------------------
Net Unrealized Loss on
  Forward Foreign Currency Contracts                                                     $    (418)
=====================================================================================================
International Balanced Portfolio
To Sell:
Danish Krone                                       8,700,000    $ 1,382,475   11/24/98   $  12,873
Italian Lira                                     870,000,000        531,078   11/24/98       5,405
-----------------------------------------------------------------------------------------------------
                                                                                            18,278
-----------------------------------------------------------------------------------------------------
To Buy:
Danish Krone                                       4,650,000        738,909   11/24/98         996
German Deutschemark                                3,600,000      2,176,305   11/24/98     (21,496)
German Deutschemark                                1,680,000      1,015,609   11/24/98       1,729
Japanese Yen                                     230,000,000      1,980,788   11/24/98      (5,773)
Swedish Krona                                      2,400,000        307,269   11/24/98        (107)
-----------------------------------------------------------------------------------------------------
                                                                                           (24,651)
-----------------------------------------------------------------------------------------------------
Net Unrealized Loss on
  Forward Foreign Currency Contracts                                                     $  (6,373)
=====================================================================================================


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                33

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 1998, the Portfolios had no open purchased call or put options.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 1998, the Portfolios did not write any options.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 1998, the Portfolios had no open futures contracts.


--------------------------------------------------------------------------------
34                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

8. Capital Loss Carryforwards

At October 31, 1998, the International Equity Portfolio had, for Federal income tax purposes, approximately $12,705,000 of capital loss carryforwards available to offset future realized gains before expiration in 2003. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed.

9. Lending of Portfolio Securities

The Portfolio has an agreement with their custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers, and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Custodian establishes and maintains the collateral in segregated accounts.

The Portfolios maintain exposure for the risk of any loss in the investment of amounts received as collateral.

At October 31, 1998, the Portfolios listed below had loaned common stocks and bonds which were collateralized by cash. In addition, the International Equity Portfolio had loaned common stocks collateralized by securities. The market value for the securities on loan for each portfolio was as follows:

Portfolio                                                              Value
================================================================================
Global Government Bond Portfolio                                    $ 13,448,983
--------------------------------------------------------------------------------
International Equity Portfolio                                       151,085,197
================================================================================

At October 31, 1998, the cash collateral received for these securities on loan was invested as follows:


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                35

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Global Government Bond Portfolio
Security Description                                               Value
================================================================================
Time Deposit:
  Banque Bruxelles Lambert London, 5.563% due 11/2/98           $    704,687
  Banca Commerciale Italiano London, 5.594% due 11/2/98              704,687
  Bank of Austria, 5.563% due 11/2/98                                704,687
  Deutsche Bank London, 5.500% due 11/2/98                           704,687
  Rabobank, London, 5.594% due 11/2/98                               704,687
  Generale Bank, 5.563% due 11/2/98                                  704,687
  Den Norske Bank, 5.563% due 11/2/98                                704,687
  Credit Commerciale London, 5.625% due 11/2/98                      704,687
  Credit Local de France, 5.625% due 11/2/98                         704,687
  Dresdner Bank, 5.625% due 11/2/98                                  704,687
  Bayerische Landesbank, London, 5.625% due 11/2/98                  704,687
  Citibank London, 5.781% due 11/2/98                                704,687
  Landesbank Hessen Thuringen, 5.750% due 11/2/98                    704,687
  Credit Communal De Belgique, G.C., 5.375% due 11/2/98               36,308
Commercial Paper:
  General Electric Credit Corp., 5.693% due 11/2/98                  704,353
  Ford Motor Credit Corp., 5.692% due 11/2/98                        704,353
  Trident Capital Finance Inc., 5.803% due 11/2/98                   704,347
  New Center Asset Trust, 5.723% due 11/2/98                         704,351
  Associate Corp. of North America, 5.723% due 11/2/98               704,351
  Goldman Sachs Group LP, 5.753% due 11/2/98                         640,318
Loan Participation:
  J & H Marsh & McLennan Inc., 5.850% due 11/2/98                    704,688
--------------------------------------------------------------------------------
Total                                                           $ 14,064,000
================================================================================
International Equity Portfolio
Security Description                                               Value
================================================================================
Time Deposit:
  Banque Bruxelles Lambert London, 5.563% due 11/2/98           $  6,885,604
  Banca Commerciale Italiano London, 5.594% due 11/2/98            6,885,603
  Bank of Austria, 5.563% due 11/2/98                              6,885,604
  Deutsche Bank London, 5.500% due 11/2/98                         6,885,603
  Rabobank, London, 5.594% due 11/2/98                             6,885,604
  Generale Bank, 5.563% due 11/2/98                                6,885,603
  Den Norske Bank, 5.563% due 11/2/98                              6,885,604
  Credit Commerciale London, 5.625% due 11/2/98                    6,885,603
  Credit Local de France, 5.625% due 11/2/98                       6,885,604
  Dresdner Bank, 5.625% due 11/2/98                                6,885,603
  Bayerische Landesbank, London, 5.625% due 11/2/98                6,885,604
  Citibank London, 5.781% due 11/2/98                              6,885,603
  Landesbank Hessen Thuringen, 5.750% due 11/2/98                  6,885,603
  Credit Communal De Belgique, G.C., 5.375% due 11/2/98              354,758
Commercial Paper:
  General Electric Credit Corp., 5.693% due 11/2/98                6,882,339
  Ford Motor Credit Corp., 5.693% due 11/2/98                      6,882,339
  Trident Capital Finance Inc., 5.803% due 11/2/98                 6,882,275
  New Center Asset Trust, 5.723% due 11/2/98                       6,882,321
  Associate Corp. of North America, 5.723% due 11/2/98             6,882,321
  Goldman Sachs Group LP, 5.753% due 11/2/98                       6,256,640
Loan Participation:
  J & H Marsh & McLennan Inc., 5.850% due 11/2/98                  6,885,603
--------------------------------------------------------------------------------
Total                                                           $137,421,441
================================================================================


--------------------------------------------------------------------------------
36                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

In addition to the above noted cash collateral, the International Equity Portfolio held securities collateral with a market value of $18,015,577 as of October 31, 1998.

Interest income earned by the Portfolios from securities loaned for the year ended October 31, 1998 was as follows:

================================================================================
Global Government Bond Portfolio                                        $ 30,137
--------------------------------------------------------------------------------
International Equity Portfolio                                           424,601
--------------------------------------------------------------------------------
International Balanced Portfolio                                          13,955
================================================================================

10. Capital Shares

At October 31, 1998, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At October 31, 1998, total paid-in capital amounted to the following for each
Portfolio:

Portfolio                   Class A        Class B        Class L        Class Y       Class Z
================================================================================================
Global Government Bond   $ 84,004,136   $ 12,899,245   $  2,643,850   $ 36,919,248            --
------------------------------------------------------------------------------------------------
International Equity      256,891,346    144,384,397    123,161,006    303,277,888   $96,995,130
------------------------------------------------------------------------------------------------
International Balanced      4,077,345      3,146,229      2,058,485             --            --
================================================================================================

Transactions in shares of each class were as follows:

                                            Year Ended                   Year Ended
                                         October 31, 1998             October 31, 1997
                                   ---------------------------   ---------------------------
                                      Shares         Amount         Shares         Amount
============================================================================================
Global Government Bond Portfolio
Class A
Shares sold                           854,433    $ 10,070,134       265,104    $  3,204,232
Shares issued on reinvestment         525,036       6,212,574       541,805       6,590,007
Shares redeemed                    (1,669,632)    (19,842,022)   (1,524,120)    (18,624,678)
--------------------------------------------------------------------------------------------
Net Decrease                         (290,163)   $ (3,559,314)     (717,211)   $ (8,830,439)
============================================================================================
Class B
Shares sold                            59,689    $    711,346        64,923        $793,716
Shares issued on reinvestment         114,717       1,356,444       135,302       1,645,186
Shares redeemed                      (558,703)     (6,632,006)     (666,502)     (8,130,886)
--------------------------------------------------------------------------------------------
Net Decrease                         (384,297)   $ (4,564,216)     (466,277)   $ (5,691,984)
============================================================================================
Class L+
Shares sold                             9,865    $    116,532        10,626        $129,906
Shares issued on reinvestment          21,786         257,215        24,330         295,171
Shares redeemed                       (97,100)     (1,146,636)      (87,408)     (1,058,665)
--------------------------------------------------------------------------------------------
Net Decrease                          (65,449)   $   (772,889)      (52,452)   $   (633,588)
============================================================================================
Class Y
Shares sold                           946,492    $ 11,066,273     3,699,552    $ 44,484,955
Shares issued on reinvestment              --              --            16             201
Shares redeemed                      (113,418)     (1,379,163)   (2,583,197)    (31,039,856)
--------------------------------------------------------------------------------------------
Net Increase                          833,074    $  9,687,110     1,116,371    $ 13,445,300
============================================================================================

+ On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                37

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                             Year Ended                         Year Ended
                                          October 31, 1998                   October 31, 1997
                                   -------------------------------    -------------------------------
                                       Shares           Amount           Shares           Amount
=====================================================================================================
International Equity Portfolio
Class A
Shares sold                         145,287,524    $ 3,124,384,638     57,094,304    $ 1,163,554,103
Shares issued on reinvestment                --                 --         17,813            341,833
Shares redeemed                    (145,894,274)    (3,167,710,830)   (61,845,885)    (1,267,607,993)
-----------------------------------------------------------------------------------------------------
Net Decrease                           (606,750)   $   (43,326,192)    (4,733,768)   $  (103,712,057)
=====================================================================================================
Class B
Shares sold                           8,282,267    $   175,524,703      9,244,231    $   186,954,945
Shares issued on reinvestment                --                 --             --                 --
Shares redeemed                     (10,699,379)      (225,481,466)    (9,196,821)      (187,319,844)
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease)              (2,417,112)   $   (49,956,763)        47,410    $      (364,899)
=====================================================================================================
Class L+
Shares sold                           3,611,918    $    76,814,423      2,741,869    $    54,441,240
Shares issued on reinvestment                --                 --             --                 --
Shares redeemed                      (5,982,110)      (124,971,412)    (5,148,932)      (102,729,446)
-----------------------------------------------------------------------------------------------------
Net Decrease                         (2,370,192)   $   (48,156,989)    (2,407,063)   $   (48,288,206)
=====================================================================================================
Class Y
Shares sold                           4,632,642    $    99,224,433      5,446,442    $   109,870,065
Shares issued on reinvestment            19,405            381,500         19,699            377,231
Shares redeemed                      (3,102,340)       (72,862,759)    (1,408,249)       (29,325,663)
-----------------------------------------------------------------------------------------------------
Net Increase                          1,549,707    $    26,743,174      4,057,892    $    80,921,633
=====================================================================================================
Class Z
Shares sold                             579,525    $    12,344,096        773,118    $    15,418,455
Shares issued on reinvestment            18,443            362,411         20,453            391,257
Shares redeemed                      (1,323,023)       (27,528,889)      (737,233)       (15,279,138)
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease)                (725,055)   $   (14,822,382)        56,338    $       530,574
=====================================================================================================
International Balanced Portfolio

Class A
Shares sold                              90,635    $     1,264,311         61,050    $       843,398
Shares issued on reinvestment             6,185             83,320         23,664            326,084
Shares redeemed                        (280,571)        (6,136,725)      (412,944)        (5,716,189)
-----------------------------------------------------------------------------------------------------
Net Decrease                           (183,751)   $    (4,789,094)      (328,230)   $    (4,546,707)
=====================================================================================================
Class B
Shares sold                              30,146    $       415,822        105,395    $     1,461,573
Shares issued on reinvestment               876             11,818          4,766             65,979
Shares redeemed                        (122,702)        (1,654,968)      (128,598)        (1,788,817)
-----------------------------------------------------------------------------------------------------
Net Decrease                            (91,680)   $    (1,227,328)       (18,437)   $      (261,265)
=====================================================================================================
Class L+
Shares sold                               5,081         $   68,946         24,414    $       338,448
Shares issued on reinvestment               704              9,485          3,674             50,743
Shares redeemed                         (81,145)        (1,099,592)      (106,214)        (1,468,651)
-----------------------------------------------------------------------------------------------------
Net Decrease                            (75,360)   $    (1,021,161)       (78,126)   $    (1,079,460)
=====================================================================================================
Class Y++
Shares sold                             830,192    $    10,786,566      1,782,664    $    24,577,386
Shares issued on reinvestment                --                 --             --                 --
Shares redeemed                      (4,004,817)       (53,665,449)            --                 --
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease)              (3,174,625)   $   (42,878,883)     1,782,664    $    24,577,386
=====================================================================================================

+     On June 12, 1998, Class C shares were renamed Class L shares.

++ On July 30, 1998, all Class Y shares were redeemed from the International Balanced Portfolio.


--------------------------------------------------------------------------------
38                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                        Class A Shares
                                                 --------------------------------------------------------------
Global Government Bond Portfolio                 1998(1)     1997(1)       1996(1)        1995       1994(2)
===============================================================================================================
Net Asset Value, Beginning of Year               $12.22      $12.55        $12.30        $11.68      $12.92
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                            0.54        0.59          0.70          0.92*       0.69
  Net realized and unrealized gain (loss)          0.39        0.38          0.42          0.48       (1.28)
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.93        0.97          1.12          1.40       (0.59)
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income(3)                        (0.22)      (1.22)        (0.87)        (0.78)      (0.23)
  Net realized gains                              (0.60)      (0.08)           --            --          --
  Capital                                         (0.45)         --            --            --       (0.42)
---------------------------------------------------------------------------------------------------------------
Total Distributions                               (1.27)      (1.30)        (0.87)        (0.78)      (0.65)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $11.88      $12.22        $12.55        $12.30      $11.68
---------------------------------------------------------------------------------------------------------------
Total Return                                       8.08%       8.21%         9.41%        12.40%      (4.64)%++
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $88,836     $94,957      $106,536      $123,917     $77,961
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                      1.22%       1.26%         1.26%         1.38%       1.32%+
  Net investment income                            4.58        4.82          5.69          7.44        6.57+
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             287%        367%          133%          195%        179%
===============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from January 1, 1994 to October 31, 1994.
(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(4) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.24% and 1.32%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
*     Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                39

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                      Class B Shares
                                       ----------------------------------------------
Global Government Bond Portfolio        1998(1)     1997(1)     1996(1)     1995(2)
=====================================================================================
Net Asset Value, Beginning of Year      $12.22      $12.50      $12.26      $11.57
-------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                   0.47        0.52        0.63        0.78*
  Net realized and unrealized gain        0.39        0.38        0.42        0.57
-------------------------------------------------------------------------------------
Total Income From Operations              0.86        0.90        1.05        1.35
-------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income(3)               (0.19)      (1.10)      (0.81)      (0.66)
  Net realized gains                     (0.60)      (0.08)         --          --
  Capital                                (0.42)         --          --          --
-------------------------------------------------------------------------------------
Total Distributions                      (1.21)      (1.18)      (0.81)      (0.66)
-------------------------------------------------------------------------------------
Net Asset Value, End of Year            $11.87      $12.22      $12.50      $12.26
-------------------------------------------------------------------------------------
Total Return                              7.46%       7.62%       8.83%      11.97%++
-------------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $14,569     $19,690     $25,970     $35,159
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                             1.77%       1.80%       1.81%       1.92%+
  Net investment income                   3.93        4.24        5.15        6.65+
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                    287%        367%        133%        195%
=====================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from November 18, 1994 (inception date) to October 31,
      1995.
(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(4) During the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 1.78% and 1.86% (annualized), respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
*     Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
40                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                  Class L Shares(1)
                                             --------------------------------------------------------------
Global Government Bond Portfolio             1998(2)      1997(2)      1996(2)      1995(3)      1994(4)
===========================================================================================================
Net Asset Value, Beginning of Year           $12.19       $12.47       $12.23       $11.68       $12.93
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.48         0.53         0.64         0.85*        0.90
  Net realized and unrealized gain (loss)      0.40         0.38         0.41         0.42        (1.55)
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.88         0.91         1.05         1.27        (0.65)
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income(5)                    (0.19)       (1.11)       (0.81)       (0.72)       (0.21)
  Net realized gains                          (0.60)       (0.08)          --           --           --
  Capital                                     (0.42)          --           --           --        (0.39)
-----------------------------------------------------------------------------------------------------------
Total Distributions                           (1.21)       (1.19)       (0.81)       (0.72)       (0.60)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $11.86       $12.19       $12.47       $12.23       $11.68
-----------------------------------------------------------------------------------------------------------
Total Return                                   7.67%        7.73%        8.90%       11.25%       (5.09)%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $2,391       $3,257       $3,986       $4,141       $5,835
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(6)                                  1.68%        1.69%        1.74%        1.84%        1.80%+
  Net investment income                        4.01         4.33         5.22         7.15         6.05+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         287%         367%         133%         195%         179%
===========================================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   On November 7, 1994, Class B shares were renamed Class C shares.
(4)   For the period from January 1, 1994 to October 31, 1994.
(5) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(6) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class L would have been 1.71% and 1.78%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
*     Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                41

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                   Class Y Shares
                                            ---------------------------------------------------------------
Global Government Bond Portfolio             1998(1)      1997(1)      1996(1)      1995(2)      1994(3)
===========================================================================================================
Net Asset Value, Beginning of Year           $12.03       $12.39       $12.14       $11.68       $12.93
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.59         0.63         0.73         0.78*        0.76
  Net realized and unrealized gain (loss)      0.37         0.37         0.42         0.49        (1.35)
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.96         1.00         1.15         1.27        (0.59)
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income(4)                    (0.23)       (1.28)       (0.90)       (0.81)       (0.23)
  Net realized gains                          (0.60)       (0.08)          --           --           --
  Capital                                     (0.46)          --           --           --        (0.43)
-----------------------------------------------------------------------------------------------------------
Total Distributions                           (1.29)       (1.36)       (0.90)       (0.81)       (0.66)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $11.70       $12.03       $12.39       $12.14       $11.68
-----------------------------------------------------------------------------------------------------------
Total Return                                   8.50%        8.61%        9.82%       11.27%       (4.62)%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $37,057      $28,097      $15,105          $62       $3,202
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(5)                                  0.83%        0.89%        0.84%        0.98%        1.23%+
  Net investment income                        5.06         5.19         6.12         6.38         6.76+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         287%         367%         133%         195%         179%
===========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   On November 7, 1994 Class C shares were renamed Class Y shares.
(3)   For the period from January 1, 1994 to October 31, 1994.
(4) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(5) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class Y would have been 0.81% and 0.93%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
*     Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
42                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                       Class A Shares
                                             --------------------------------------------------------------------
International Equity Portfolio                1998(1)       1997(1)        1996(1)        1995        1994(2)(3)
=================================================================================================================
Net Asset Value, Beginning of Year             $20.36        $18.64         $17.15         $18.79       $18.71
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                     --         (0.04)          0.01           0.08*       (0.01)
  Net realized and unrealized gain (loss)        0.03          1.77           1.65          (1.50)        0.09
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.03          1.73           1.66          (1.42)        0.08
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income(4)                         --         (0.01)         (0.17)         (0.12)          --
  Net realized gains                               --            --             --          (0.10)          --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                --         (0.01)         (0.17)         (0.22)          --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $20.39        $20.36         $18.64         $17.15       $18.79
-----------------------------------------------------------------------------------------------------------------
Total Return                                     0.15%         9.30%          9.78%         (7.44)%       0.43%++
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $453,029      $464,796       $513,870       $489,533     $591,598
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(5)                                    1.28%         1.31%          1.35%          1.36%        1.35%+
  Net investment income (loss)                   0.00         (0.18)          0.17           0.50        (0.05)+
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            25%           35%            46%            42%          35%
=================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from January 1, 1994 to October 31, 1994.
(3) On October 10, 1994, Class C shares were exchanged into Class A shares; therefore Class C share activity for the period from January 1, 1994 to October 10, 1994 is included with Class A share activity.
(4) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(5) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.29% and 1.28%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
*     Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                43

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                 Class B Shares
                                             ---------------------------------------------------------
International Equity Portfolio                1998(1)        1997(1)        1996(1)        1995(2)
======================================================================================================
Net Asset Value, Beginning of Year             $20.22         $18.65         $17.17         $18.38
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                  (0.18)         (0.20)         (0.08)          0.06*
  Net realized and unrealized gain (loss)        0.04           1.77           1.60          (1.17)
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.14)          1.57           1.52          (1.11)
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income(3)                         --             --          (0.04)            --
  Net realized gains                               --             --             --          (0.10)
------------------------------------------------------------------------------------------------------
Total Distributions                                --             --          (0.04)         (0.10)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $20.08         $20.22         $18.65         $17.17
------------------------------------------------------------------------------------------------------
Total Return                                    (0.69)%         8.42%          8.89%         (6.00)%++
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $180,980       $231,148       $212,294       $126,171
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                    2.09%          2.11%          2.11%          2.13%+
  Net investment income (loss)                  (0.84)         (0.95)         (0.58)          0.34+
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            25%            35%            46%            42%
======================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from November 7, 1994 (inception date) to October 31, 1995.
(3) Distributions from net investment income included short-term capital gains, if any, for Federal income tax purposes.
(4) During the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.04% and 2.04% (annualized), respectively.
*     Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
44                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                        Class L Shares(1)
                                             ------------------------------------------------------------------------
International Equity Portfolio                1998(2)        1997(2)        1996(2)        1995(3)        1994(4)
=====================================================================================================================
Net Asset Value, Beginning of Year             $19.93         $18.38         $16.93         $18.54         $18.58
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                           (0.17)         (0.22)         (0.13)         (0.06)*        (0.11)
  Net realized and unrealized gain (loss)        0.03           1.77           1.62          (1.45)          0.07
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.14)          1.55           1.49          (1.51)         (0.04)
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income(5)                         --             --          (0.04)            --             --
  Net realized gains                               --             --             --          (0.10)            --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                --             --          (0.04)         (0.10)            --
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $19.79         $19.93         $18.38         $16.93         $18.54
---------------------------------------------------------------------------------------------------------------------
Total Return                                    (0.70)%         8.43%          8.85%         (8.11)%        (0.22)%++
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $152,569       $200,849       $229,514       $240,090       $287,458
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(6)                                    2.07%          2.12%          2.15%          2.16%          2.10%+
  Net investment loss                           (0.81)         (0.97)         (0.63)         (0.34)         (0.77)+
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            25%            35%            46%            42%            35%
=====================================================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   On November 7, 1994, Class B shares were renamed Class C shares.
(4)   For the period from January 1, 1994 to October 31, 1994.
(5) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(6) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class L would have been 2.09% and 2.08%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
*     Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                45

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                       Class Y Shares
                                             -----------------------------------------------------------------------
International Equity Portfolio                1998(1)        1997(1)        1996(1)        1995(2)        1994(3)
====================================================================================================================
Net Asset Value, Beginning of Year             $20.38         $18.64         $17.13         $18.80         $17.64
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.08           0.04           0.18           0.10*          0.01
  Net realized and unrealized gain (loss)        0.01           1.76           1.54          (1.50)          1.15
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.09           1.80           1.72          (1.40)          1.16
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income(4)                      (0.06)         (0.06)         (0.21)         (0.17)            --
  Net realized gains                               --             --             --          (0.10)            --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.06)         (0.06)         (0.21)         (0.27)            --
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $20.41         $20.38         $18.64         $17.13         $18.80
--------------------------------------------------------------------------------------------------------------------
Total Return                                     0.45%          9.68%         10.19%         (7.11)%         6.58%++
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $333,979       $301,852       $200,427        $97,132        $48,765
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(5)                                    0.91%          0.94%          0.96%          1.06%          1.09%+
  Net investment income                          0.37           0.23           0.56           0.91           0.29+
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            25%            35%            46%            42%            35%
====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   On November 7, 1994, the Class D shares were renamed Class Y shares.
(3)   For the period from June 16, 1994 (inception date) to October 31, 1994.
(4) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(5) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class Y would have been 0.90% and 0.98%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
*     Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
46                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                Class Z Shares
                                            ------------------------------------------------------
International Equity Portfolio               1998(1)       1997(1)       1996(1)       1995(2)
==================================================================================================
Net Asset Value, Beginning of Year            $20.36        $18.62        $17.12        $18.38
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.08          0.05          0.14          0.13*
  Net realized and unrealized gain (loss)       0.01          1.75          1.57         (1.12)
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.09          1.80          1.71         (0.99)
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income(3)                     (0.06)        (0.06)        (0.21)        (0.17)
  Net realized gains                              --            --            --         (0.10)
--------------------------------------------------------------------------------------------------
Total Distributions                            (0.06)        (0.06)        (0.21)        (0.27)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $20.39        $20.36        $18.62        $17.12
--------------------------------------------------------------------------------------------------
Total Return                                    0.45%         9.69%        10.13%        (5.03)%++
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $117,132      $131,709      $119,408       $94,387
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                   0.92%         0.94%         0.97%         1.10%+
  Net investment income                         0.36          0.22          0.55          1.06+
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           25%           35%           46%           42%
==================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from November 7, 1994 (inception date) to October 31, 1995.
(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(4) During the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class Z would have been 0.91% and 1.02% (annualized), respectively.
*     Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                47

--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                      Class A Shares
                                              ---------------------------------------------------------------
International Balanced Portfolio              1998(1)       1997(1)       1996(1)       1995        1994(2)
=============================================================================================================
Net Asset Value, Beginning of Year            $13.32        $13.90        $12.64        $12.20      $12.00
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                      0.51          0.18          0.26          0.35        0.07
  Net realized and unrealized gain (loss)       1.19         (0.41)         1.35          0.48        0.13
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             1.70         (0.23)         1.61          0.83        0.20
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.10)        (0.15)        (0.35)        (0.39)         --
  Net realized gains                           (0.03)           --            --            --          --
  Capital                                         --         (0.20)           --            --          --
-------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.13)        (0.35)        (0.35)        (0.39)         --
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $14.89        $13.32        $13.90        $12.64      $12.20
-------------------------------------------------------------------------------------------------------------
Total Return                                   12.87%        (1.71)%       12.89%         7.05%       1.67%++
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $9,639       $11,072       $16,116       $17,667     $20,634
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                   1.79%         1.71%         1.81%         1.62%       1.34%+
  Net investment income                         3.80          1.32          1.94          2.89        1.37+
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          141%          197%          189%           42%          6%
=============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)   For the period from August 25, 1994 (inception date) to October 31, 1994.

(3) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                                  Expense Ratios
                   Per Share Decreases to       Without Fee Waivers
                    Net Investment Income       and Custody Credits
                   ----------------------       -------------------
                   1995             1994        1995          1994
                   -----            -----       -----         -----
      Class A      $0.04            $0.02       1.96%         2.03%+

      In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.72% and 1.52%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
48                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                             Class B Shares
                                             ------------------------------------------------
International Balanced Portfolio             1998(1)      1997(1)      1996(1)      1995(2)
=============================================================================================
Net Asset Value, Beginning of Year           $13.38       $13.90       $12.65       $12.08
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                     0.41         0.07         0.15         0.36
  Net realized and unrealized gain (loss)      1.19        (0.41)        1.36         0.50
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            1.60        (0.34)        1.51         0.86
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.02)       (0.08)       (0.26)       (0.29)
  Net realized gains                          (0.03)          --           --           --
  Capital                                        --        (0.10)          --           --
---------------------------------------------------------------------------------------------
Total Distributions                           (0.05)       (0.18)       (0.26)       (0.29)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $14.93       $13.38       $13.90       $12.65
---------------------------------------------------------------------------------------------
Total Return                                  11.96%       (2.45)%      12.05%        7.33%++
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $4,004       $4,813       $5,258       $3,064
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                  2.52%        2.48%        2.62%        2.49%+
  Net investment income                        3.03         0.53         1.14         3.11+
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         141%         197%         189%          42%
=============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from November 7, 1994 (inception date) to October 31, 1995.
(3) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been as follows:

                                               Expense Ratio
                  Per Share Decrease to Without Fee Waivers Net Investment Income and Custody Credits
                  ---------------------     -------------------
                           1995                    1995
                           -----                  ------
      Class B              $0.04                  2.86%+

      In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.53% and 2.39% (annualized), respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                49

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                   Class L Shares(1)
                                             -------------------------------------------------------------
International Balanced Portfolio             1998(2)      1997(2)      1996(2)      1995(3)      1994(4)
==========================================================================================================
Net Asset Value, Beginning of Year           $13.35       $13.87       $12.63       $12.18       $12.00
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(5)                     0.40         0.08         0.15         0.28         0.05
  Net realized and unrealized gain (loss)      1.18        (0.42)        1.35         0.46         0.13
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            1.58        (0.34)        1.50         0.74         0.18
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.01)       (0.08)       (0.26)       (0.29)          --
  Net realized gains                          (0.03)          --           --           --           --
  Capital                                        --        (0.10)          --           --           --
----------------------------------------------------------------------------------------------------------
Total Distributions                           (0.04)       (0.18)       (0.26)       (0.29)          --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $14.89       $13.35       $13.87       $12.63       $12.18
----------------------------------------------------------------------------------------------------------
Total Return                                  11.90%       (2.46)%      11.99%        6.29%        1.50%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $2,940       $3,642       $4,869       $4,317       $4,310
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(5)                                  2.58%        2.51%        2.62%        2.37%        2.03%+
  Net investment income                        2.93         0.60         1.14         2.33         0.79+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         141%         197%         189%          42%           6%
==========================================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)   On November 7, 1994, Class B shares were renamed Class C shares.

(4)   For the period from August 25, 1994 (inception date) to October 31, 1994.

(5) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                                 Expense Ratios
                 Per Share Decreases to        Without Fee Waivers
                  Net Investment Income        and Custody Credits
                 ----------------------        -------------------
                  1995             1994       1995            1994
                  -----            -----      -----          ------
      Class L     $0.04            $0.02      2.71%          2.74%+

      In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class L would have been 2.53% and 2.27%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
50                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney World Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Global Government Bond, International Equity and International Balanced Portfolios of Smith Barney World Funds, Inc. as of October 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the period from January 1, 1994 to October 31, 1994 and the year ended December 31, 1993 with respect to the Global Government Bond and International Equity Portfolios and the period from August 25, 1994 (commencement of operations) to October 31, 1994 with respect to the International Balanced Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian. As to securities purchased and sold but not received and delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Government Bond, International Equity and International Balanced Portfolios of Smith Barney World Funds, Inc. as of October 31, 1998, the results of their operations for the year then ended, the statements of changes in their net assets for the each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from January 1, 1994 to October 31, 1994 and the year ended December 31, 1993 with respect to the Global Government Bond and International Equity Portfolios and the period from August 25, 1994 to October 31, 1994 with respect to the International Balanced Portfolio, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP

New York, New York
December 18, 1998


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                51

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Smith Barney World Funds, Inc. hereby designates for the fiscal year ended October 31, 1998:

      --    Long term capital gain distributions paid:

                  Global Government Bond Portfolio                   $4,276,609
                  International Balanced Portfolio                      129,059

      -- Percentages of ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

                  Global Government Bond Portfolio                        15.13%
                  International Balanced Portfolio                         4.97

      -- The total foreign sourced income received by International Balanced was $.9921 per share (or a total amount of $1,104,379). The total of foreign taxes paid was $.0303 per share (or a total amount of $33,743.


--------------------------------------------------------------------------------
52                                            1998 Annual Report to Shareholders

Smith Barney
World Funds, Inc.

Directors
Victor Atkins
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

Officers
Maurits E. Edersheim
Chairman of the Fund
& Advisory Director

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

James B. Conheady
Vice President

Victor S. Filatov
Vice President

Simon R. Hildreth
Vice President

Denis P. Mangan
Vice President

Jeffrey J. Russell
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Manager and Administrator
Mutual Management Corp.

Distributor
CFBDS, Inc.

Custodian
Chase Manhattan Bank

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of shareholders of Smith Barney World Fund, Inc. -- Global Government, International Equity and International Balanced Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
World Funds, Inc.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD01359 12/98

                                [GRAPHIC]

                                Smith Barney
                                World Funds, Inc.

                                Emerging Markets Portfolio
                                European Portfolio
                                Pacific Portfolio


                                -----------------------------------
                                ANNUAL REPORT
                                -----------------------------------

                                October 31, 1998


                         [LOGO] Smith Barney Mutual Funds
                                Investing for your future.
                                Every day.(R)

Smith Barney
World Funds, Inc.
================================================================================

"We are now beginning to see a concerted global effort to correct the current imbalances in the global economy. And while this process may take some time and many individuals may suffer in the short term, we nonetheless remain convinced that the long-term higher standards of living and greater freedoms that come from free-market global capitalism are worth the price."


                                                               Heath B. McLendon

                                                                        Chairman

================================================================================

The Emerging Markets Portfolio seeks long-term capital appreciation of its assets through a portfolio invested primarily in securities of emerging country issuers. The Portfolio follows an investment strategy involving broad geographic diversification.

                                  NASDAQ SYMBOL
                                  -------------

                Class A             SMMAX
                Class B             SEMBX

The European Portfolio seeks long-term capital appreciation by investing primarily in equity of issuers based in countries of Europe.

                                  NASDAQ SYMBOL
                                  -------------

                Class A             SBEAX
                Class B             SBEBX

The Pacific Portfolio's primary investment objective is long-term capital appreciation. In seeking to achieve its objective, the Portfolio will invest primarily in a diversified portfolio of equity securities of companies in Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Papau-New Guinea, the People's Republic of China, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand.

================================================================================
STYLE PURE FUNDS
================================================================================

The Smith Barney World Funds, Inc. are part of the Style Pure series of Smith Barney Mutual Funds. The Style Pure funds are mutual funds that are totally invested 100% of the time within its designated asset classes and its designated investment style.

================================================================================
WHAT'S INSIDE
================================================================================

A Message from the Chairman ...............................................    1

Emerging Markets Portfolio

  Manager Commentary ......................................................    2

  Historical Performance ..................................................    4

  Portfolio at a Glance ...................................................    6

European Portfolio

  Manager Commentary ......................................................    7

  Historical Performance ..................................................    9

  Portfolio at a Glance ...................................................   11

Pacific Portfolio

  Managers Commentary .....................................................   12

  Historical Performance ..................................................   16

  Portfolio at a Glance ...................................................   18

Schedules of Investments ..................................................   19

Statements of Assets and Liabilities ......................................   26

Statements of Operations ..................................................   27

Statements of Changes in Net Assets .......................................   28

Notes to Financial Statements .............................................   30

Financial Highlights ......................................................   39

Tax Information ...........................................................   48

Independent Auditors' Report ..............................................   49

================================================================================
A Message from the Chairman
================================================================================

[PHOTO]

HEATH B.
MCLENDON

Chairman


Dear Shareholder:

Globalization of the world economy has continued at an unprecedented pace since the fall of the Berlin wall. However, globalization does not always proceed smoothly. The long-term commercialization and growing interdependence of the world's economies can often create major social and political problems in specific countries over the short term. For example, U.S. autoworkers become concerned when they see more automobiles being produced in Japan and rice farmers in Japan also become more alarmed when rice imports from California increase.

Problems in Detroit and in Japan can quickly translate into political problems and result in rising protectionism and economic contraction. Ideally the commercialization of the global economy should occur gradually over time to help minimize any unforeseen economic, social and political disruptions. Moreover, the role of finance with respect to globalization can also be disruptive. Because of the speed of technology and communications today, the movement of capital around the world is virtually instantaneous, which is good for the capital markets, but can create short-term aberrations.

In many countries, financial market inefficiencies was the catalyst for recent stock price volatility. Too much capital went into developing countries too quickly and these economies were unable to employ that capital in an orderly and productive fashion. These conditions resulted in the widely publicized problems experienced in Asia, and later, to Eastern Europe and Latin America. It is important to note however, these same market inefficiencies create some of the best opportunities for global value investors.

We are now beginning to see a concerted global effort to correct the current imbalances in the global economy. And while this process may take some time and individuals may suffer in the short term, we nonetheless remain convinced that the long-term higher standards of living and greater freedoms that come from free-market global capitalism are worth the price.

The first half of 1998 saw good returns from some developed markets while emerging market performance for the most part lagged. The global financial crisis spread in late summer and negatively impacted all the world's stock markets. Russia's problems, a major hedge fund rescue in the United States, the Japanese recession, currency controls in Malaysia and global deflation dominated the headlines. The markets bottomed out in mid-October when the Federal Reserve Board cut short-term rates in the U.S. Since that time, the world's stock markets have rebounded strongly, underscoring the market's higher volatility during the reporting period.

In this report, you will find specific market commentary and performance information on the Smith Barney World Funds, Inc. -- Emerging Markets Portfolio, European Portfolio, and Pacific Portfolio -- beginning on page two.

We encourage you to visit our new Web site at www.smithbarney.com. In closing, thank you for investing in our family of international funds. Despite turbulent market conditions, we remain committed to providing our shareholders with competitive performance in the years ahead.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

December 10, 1998

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 1

================================================================================
Emerging Markets Portfolio
================================================================================

[PHOTO]

Scott E. Kalb

Vice President

Investment Team

As of November 1, 1998, the Emerging Markets Portfolio is managed by the Smith Barney International Equity Team that is led by Scott E. Kalb.

Scott joined the Smith Barney International Equity Team in 1995. He has 11 years of experience in research and was formerly Head of International Equity Research at Smith Barney from 1990 to 1995, where he was responsible for the coverage of equities in emerging markets. Prior to joining Smith Barney, Mr. Kalb served as the First Vice President of Corporate Finance and Vice President of Equity Research for Drexel Burnham Lambert. Previously, he worked at James Capel and served for two years as economic consultant for the Ministry of Finance in South Korea. Mr. Kalb lived in Asia for ten years and in London for two, speaks Korean fluently and some Japanese. Mr. Kalb holds a B.A. from Oberlin College and an M.A. in Economics from Harvard University.

Performance Update

For the year ended October 31, 1998, the Emerging Markets Portfolio ("Portfolio") returned a negative 43.53% for Class A shares. In comparison, the Portfolio's benchmark, the Morgan Stanley Capital International Emerging Markets Free Index ("Index"), returned a negative 32.88% for the same period. For information on the Portfolio's other share classes, please see page four.

Last Year...Increased Risk for Emerging Markets

During the past twelve months, emerging markets continued to suffer from problems stemming largely from currency imbalances in Asia and Latin America.

What first began as a regional problem in Asia spread to Russia and Latin America, substantially eroding investor confidence in emerging market stocks and bonds. Moreover, rising uncertainty about the sustainability of growth in Europe and the U.S. added further pressure to the financial markets of developing countries.

As developing countries resorted to extreme measures to address severe economic and political problems, emerging markets investors faced new challenges and heightened risk last year. The case of Malaysia stands out as an example of such increased risks for investors. In an effort to slow the flight of capital from their country, Malaysian policy-makers instituted strict currency controls that have effectively locked up foreign capital for one year. The Emerging Market Portfolio had two holdings in Malaysia representing approximately 4% of total net assets. Because of the new currency restrictions, these holdings are officially considered illiquid, as money cannot be repatriated from Malaysia until September of 1999. While this situation is certainly not ideal, the Portfolio assets that remain in Malaysia will continue to be invested in high-quality companies through the deadline in an effort to try and get the best possible returns for shareholders. In the meantime, we do not intend to invest new funds in Malaysia until the restrictions on capital movements are removed.

Country Allocation

Regarding Asia, the Portfolio maintained an exposure of roughly 38% compared with 23% representation in the benchmark MSCI Emerging Market Free Index. Much of the overweighted position was concentrated in China, which is coping with its own economic woes. But we believe there are signs that China's economy is beginning to recover and that should help relieve pressures on its currency.


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

The Portfolio's exposure to Africa and Europe increased from 26% to 28% during the reporting period due to changing conditions in the market. As of October 31, 1998, the Portfolio had approximately 4.4% of its assets in Poland. Poland's strong central bank was able to control inflation and lower interest rates in the midst of the Russian crisis, a very positive development. However, Polish share prices still were affected negatively by Russia's debt and equity sell-off.

The majority of the Portfolio's assets were invested in Latin America, especially in telecommunication stocks. This past year, Latin America was among the worst performers in the emerging market universe despite some very positive developments. For example, the long-awaited privatization of Brazil's telecommunications giant, Telebras (a Portfolio holding) was initiated successfully. We expect that as the twelve operating subsidiaries that comprise Telebras are made more available to investors in the form of individual American Depository Receipts, investor sentiment toward Brazil and Latin America should improve.

Industry Commentary

As a Style Pure Smith Barney Mutual Fund, the Portfolio remained fully invested with little or no cash balances. Overall, telecommunication service stocks represented 33% of total net assets, banks represented approximately 6% of total net assets and Asian technology companies made up roughly 5% of total net assets. Companies with related telecommunications businesses (Elektrim--a
Polish company with a large stake in a cellular company and Dimension Data--a South African telecommunications supplier) made up a further 6% of Portfolio assets at the end of October.

The remainder of the Portfolio was invested in diverse business operators with attractive medium-term prospects.

Management Change

Effective November 1, 1998, the Smith Barney International Equity Team led by Scott Kalb, took over responsibility for the Emerging Markets Portfolio. Mr. Kalb has over ten years of experience in analyzing and investing in companies in Asia, Latin America, South Africa and the Middle East. He also has responsibility for managing the Pacific Portfolio, which complements work in the emerging markets.

Based upon the team's assessment led by Mr. Kalb, some repositioning of the portfolio will take place. He will examine the geographic allocations of the Portfolio, compared with the benchmark MSCI Emerging Markets Free Index, to ensure that weightings reflect our estimation of the relative attractions of different countries. In addition, he will ensure that individual stock selection will provide sufficient diversification from an industry standpoint as well as market capitalization range.

Going forward, Mr. Kalb will continue to concentrate on bottom-up stock picking, using tested disciplines to select companies with strong fundamentals and attractive valuations. Combined with the measures noted above, the manager believes this will lead to enhanced returns for investors while maintaining less risk in the Portfolio.

Thank you for your investment in the Emerging Markets Portfolio.

November 20, 1998


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 3

================================================================================
                          EMERGING MARKETS PORTFOLIO
================================================================================
================================================================================
Historical Performance -- Class A Shares
================================================================================


                                                       Net Asset Value
                                                     ---------------------
                                                     Beginning       End             Income          Total
Year Ended                                            of Year      of Year          Dividends       Returns(1)
=================================================================================================================
10/31/98                                              $12.45        $7.03             $0.00         (43.53)%
-----------------------------------------------------------------------------------------------------------------
10/31/97                                               12.08        12.45              0.00           3.06
-----------------------------------------------------------------------------------------------------------------
10/31/96                                               11.06        12.08              0.00           9.22
-----------------------------------------------------------------------------------------------------------------
Inception* -- 10/31/95                                 12.00        11.06              0.00          (7.83)+
=================================================================================================================
  Total                                                                               $0.00
=================================================================================================================

================================================================================
 Historical Performance -- Class B Shares
================================================================================

                                                       Net Asset Value
                                                     ---------------------
                                                     Beginning       End             Income          Total
Year Ended                                            of Year      of Year          Dividends       Returns(1)
=================================================================================================================
10/31/98                                              $12.21        $6.85             $0.00         (43.90)%
-----------------------------------------------------------------------------------------------------------------
10/31/97                                               11.95        12.21              0.00           2.18
-----------------------------------------------------------------------------------------------------------------
10/31/96                                               11.02        11.95              0.00           8.44
-----------------------------------------------------------------------------------------------------------------
Inception* -- 10/31/95                                 12.00        11.02              0.00          (8.17)+
=================================================================================================================
  Total                                                                               $0.00
=================================================================================================================

================================================================================
 Historical Performance -- Class L Shares(2)
================================================================================

                                                       Net Asset Value
                                                     ---------------------
                                                     Beginning       End             Income          Total
Year Ended                                            of Year      of Year          Dividends       Returns(1)
=================================================================================================================
10/31/98                                              $12.22        $6.84             $0.00         (44.03)%
-----------------------------------------------------------------------------------------------------------------
10/31/97                                               11.95        12.22              0.00           2.26
-----------------------------------------------------------------------------------------------------------------
10/31/96                                               11.02        11.95              0.00           8.44
-----------------------------------------------------------------------------------------------------------------
Inception* -- 10/31/95                                 12.00        11.02              0.00          (8.17)+
=================================================================================================================
  Total                                                                               $0.00
=================================================================================================================

================================================================================
 Historical Performance -- Class Y Shares
================================================================================

                                                       Net Asset Value
                                                     ----------------------
                                                     Beginning       End            Income          Total
Period Ended                                          of Period    of Period       Dividends       Returns(1)
=================================================================================================================
Inception* -- 10/31/98                                $12.16        $7.07             $0.00         (41.86)%+
=================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

================================================================================
                          EMERGING MARKETS PORTFOLIO
================================================================================
================================================================================
Average Annual Total Returns
================================================================================

                                                                               Without Sales Charges(1)
                                                               --------------------------------------------------------
                                                                 Class A       Class B       Class L(2)     Class Y
=======================================================================================================================
Year Ended 10/31/98                                              (43.53)%       (43.90)%       (44.03)%        N/A
-----------------------------------------------------------------------------------------------------------------------
Inception* through 10/31/98                                      (14.26)        (14.89)        (14.93)       (41.86)%+
=======================================================================================================================

                                                                               Without Sales Charges(1)
                                                               --------------------------------------------------------
                                                                 Class A       Class B       Class L(2)     Class Y
=======================================================================================================================
Year Ended 10/31/98                                              (46.38)%       (46.70)%       (45.12)%        N/A
-----------------------------------------------------------------------------------------------------------------------
Inception* through 10/31/98                                      (15.51)        (15.39)        (15.17)       (41.86)%+
=======================================================================================================================

================================================================================
Cumulative Total Returns
================================================================================

                                                                               Without Sales Charges(1)
=======================================================================================================================
Class A (Inception* through 10/31/98)                                                (41.42)%
-----------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 10/31/98)                                                (42.92)
-----------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 10/31/98)(2)                                             (43.00)
-----------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 10/31/98)                                                (41.86)
=======================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class B and L shares.
(2) On June 12, 1998, Class C shares were renamed Class L Shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * The inception date for Class A, B and L shares is May 12, 1995 and the inception date for Class Y shares is March 10, 1998.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 5

================================================================================
Emerging Markets Portfolio at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A, B and L Shares of the Emerging Markets Portfolio vs. MSCI Free World Market Index and MSCI Emerging Markets Free Index+
--------------------------------------------------------------------------------

                            May 1995--October 1998

                                  LINE GRAPH

                      Emerging Markets        Emerging Markets        Emerging Markets
                      Portfolio -- Class A    Portfolio -- Class B    Portfolio -- Class L    MSCI Free World   MSCI Emerging
                      Shares                  Shares                  Shares                  Market Index      Markets Free Index
                      ------------------------------------------------------------------------------------------------------------
May 12, 1995                9501                   10000                  10000                 10000                   10000
Oct 1995                    8757                    8724                   9092                 10497                    9453
Apr 1996                    9850                    9800                  10167                 11928                   10600
Oct 1996                    9565                    9560                   9958                 12264                    9861
Apr 1997                   11283                   11292                  11700                 13146                   10837
Oct 31, 1997               10375                    9875                  10183                 14098                    8844
Apr 1998                    9572                    9546                   9850                 16645                    9079
Oct 31, 1997                5566                    5594                   5644                 16041                    5936

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on May 12, 1995, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares, the deduction of the maximum 5.00% CDSC for Class B shares (which decreases by 1.00% each year) and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1998. The Morgan Stanley Capital International ("MSCI") Free World Market Index measures performance for a diverse range of global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East and excludes shares which are not readily purchased by non-local investors. The MSCI Emerging Markets Free Index consists of emerging market companies with an average size of $800 million, the index measures performance of emerging markets in South America, South Africa, Asia and Eastern Europe. Each index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

++ It is the opinion of management that the MSCI Emerging Markets Free Index is a more appropriate broad-based benchmark for the market in which the Emerging Markets Portfolio invests than the MSCI Free World Market Index. In future reporting, the MSCI Emerging Markets Free Index will be used as a basis of comparison of total return performance rather than the MSCI Free World Market Index.

Top Ten Holdings(*)                                       As of October 31, 1998
--------------------------------------------------------------------------------
1.  Telefonica de Argentina SA                                              4.1%
--------------------------------------------------------------------------------
2.  Elektrim Spolka Akcyjna SA                                              3.4
--------------------------------------------------------------------------------
3.  Delta Electronics, Inc.                                                 3.3
--------------------------------------------------------------------------------
4.  Cia de Telecomunicaciones de Chile SA                                   3.0
--------------------------------------------------------------------------------
5.  Samsung Electronics                                                     2.7
--------------------------------------------------------------------------------
6.  Telesp Participacoes SA                                                 2.7
--------------------------------------------------------------------------------
7.  Videsh Sanchar Nigam Ltd.                                               2.7
--------------------------------------------------------------------------------
8.  South African Breweries Ltd.                                            2.6
--------------------------------------------------------------------------------
9.  Telecomunicacoes de Brisilia SA - Telebrasilia                          2.6
--------------------------------------------------------------------------------
10. Asia Pulp & Paper Co. Ltd.                                              2.5
--------------------------------------------------------------------------------

* As a percentage of total investments.

Investment Allocation as of October 31, 1998*
--------------------------------------------------------------------------------

       PIE CHART

    38.0% Asia/Pacific
    37.9% Latin America
    16.6% Europe
     7.5% Africa

* As a percentage of total investments.

--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

================================================================================
European Portfolio
================================================================================

[PHOTO]

REIN W.
VAN DER DOES

Vice President

Portfolio Manager

Rein W. van der Does began his career with Drexel Burnham Lambert in 1968 as a domestic research analyst. In 1975, he joined Drexel's International Research Department and was appointed Director of International Research and Head of Portfolio Strategy in 1985. He moved with the International Equity team to Smith Barney in 1990. He is a member of the New York State Association for International Investment and a member of the New York Society of Security Analysts. Mr. van der Does was awarded a doctorate in Economics from the Dutch Economic University in Rotterdam.

Performance Update

The European Portfolio ("Portfolio") posted a total return of 9.10% for Class A shares for the year ended October 31, 1998. In comparison, the Portfolio's benchmark, the Morgan Stanley Capital International European Market Index ("Index"), had a total return of 23.06%. For performance information on the Portfolio's other classes please refer to page nine.

The Portfolio's recent underperformance relative to the Index was caused primarily by an emphasis on several information technology stocks, all of which experienced sharp declines in the midst of global market turmoil. In addition, Alcatel and Baan were sold after reporting very disappointing results.

European Markets Update

After posting strong performances in the first half of 1998, European financial markets experienced a sudden downturn as financial conditions worldwide began to deteriorate rapidly. A declining U.S. dollar against European currencies and the inability of many policy-makers to restore investor confidence also contributed to the decline. Since reaching their all-time highs in late July 1998, European stock exchanges fell roughly 35% on average under market conditions even more difficult than U.S. stock markets.

However, European stock markets have rebounded on average 20% since the first week of October 1998, due in large part to the decision by the Federal Reserve Board to cut U.S. short-term interest rates by 0.25% three times. In addition, the recovery was also helped by certain market conditions in the last four weeks such as increased buying by short sellers seeking to cover their positions.

Moreover, investor confidence was further bolstered by a number of positive political developments in recent weeks. The International Monetary Fund funding package passed by the U.S. Congress and a weakening U.S. dollar helped relieve some of the pressure on emerging market currencies. Long-awaited banking reforms passed in Japan and interest rate cuts in Italy, Spain, Portugal, the United Kingdom, Sweden and Canada also helped to shore up investor confidence.

Analyst consensus for European economic growth has been lowered from 2.9% to 2.2% for both 1998 and 1999 as a result of global economic weakness. Nevertheless, we believe the underlying fundamentals remain strong enough to withstand the impact of the emerging markets crisis. Salomon Smith Barney research estimates that earnings of the Standard & Poor's 500 Stock Index will advance only 1% in 1998 and be a negative 2% in 1999. Consensus estimates for European corporate earnings call for a 7% rise in 1998 and another 8% increase in 1999.

Investment Strategy

In selecting investments for the Portfolio, we continue to use a "bottom-up" approach, evaluating individual companies rather than major investment trends. While economic cycles are important when evaluating

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 7
a company's outlook, we generally search for promising European companies with excellent growth prospects regardless of the regional macroeconomic conditions. In our opinion, this approach should provide investors with competitive returns over the long term.

As Europe continues to undergo a rapid transformation into a more competitive marketplace, stock selection will be key to investing success as there will be many winners as well as losers. During the past twelve months, most investors have been focused on large, well-established companies. Smaller companies continued to underperform the broad-based indices. The introduction of the Dow Jones Europe Stoxx 65 and Stoxx 655 Indices combined with the integrated currency could accelerate the investor trend toward greater emphasis on large-capitalization stocks.

While we remain very positive towards investment opportunities in Europe over the medium term, we expect that there may be some share price depreciation in the short term stemming from softening demand in Asia and a weakening U.S. dollar. Given our optimistic outlook, we tend to view these periods of weakness as buying opportunities. We continue to emphasize services sector and consumer goods companies while underweighting basic materials and financial service companies.

European Markets Outlook

Despite the turmoil in financial markets, we continue to believe that investing in Europe will be exciting for the next few years due to:

 . The creation of the European Union (more deregulation, privatization, restructuring, and merger/acquisitions)

 . The creation of one currency, the Euro (increased price transparency means lower inflation)

 . The creation of a true equity culture through cheaply-priced privatization offerings, stock options and corporate stock buy-backs

 . The implementation by European companies of the concept of enhancing shareholder value

Because of the many changes taking place in Europe, the relative undervaluation of many European shares and the underperformance of European markets versus the U.S. stock market, we continue to be very optimistic about investing in this area of the world in the years ahead.

Thank you for your investment in the European Portfolio.

/s/ Rein W. van der Does

Rein W. van der Does
Vice President

November 15, 1998

--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

================================================================================
                              EUROPEAN PORTFOLIO
================================================================================

=======================================================================================================
Historical Performance -- Class A Shares
=======================================================================================================

                                Net Asset Value
                             ----------------------
                             Beginning       End          Income        Capital Gain        Total
Year Ended                    of Year       of Year     Dividends      Distributions       Returns(1)
=======================================================================================================
10/31/98                       $18.23       $19.44       $0.00           $0.39              9.10%
-------------------------------------------------------------------------------------------------------
10/31/97                        17.25        18.23        0.00            1.16             12.88
-------------------------------------------------------------------------------------------------------
10/31/96                        14.67        17.25        0.09            0.04             18.65
-------------------------------------------------------------------------------------------------------
10/31/95                        12.88        14.67        0.00            0.00             13.90
-------------------------------------------------------------------------------------------------------
Inception* -- 10/31/94          12.50        12.88        0.00            0.00              3.04+
=======================================================================================================
  Total                                                  $0.09           $1.59
=======================================================================================================

=======================================================================================================
 Historical Performance -- Class B Shares
=======================================================================================================

                                 Net Asset Value
                             -----------------------
                             Beginning       End          Income        Capital Gain        Total
Year Ended                    of Year      of Year       Dividends      Distributions     Returns(1)
=======================================================================================================
10/31/98                       $17.92       $18.95       $0.00           $0.39              8.24%
-------------------------------------------------------------------------------------------------------
10/31/97                        17.09        17.92        0.00            1.16             12.08
-------------------------------------------------------------------------------------------------------
10/31/96                        14.56        17.09        0.00            0.04             17.72
-------------------------------------------------------------------------------------------------------
Inception* -- 10/31/95          12.62        14.56        0.00            0.00             15.37+
=======================================================================================================
  Total                                                  $0.00           $1.59
=======================================================================================================

=======================================================================================================
 Historical Performance -- Class L Shares(2)
=======================================================================================================

                                 Net Asset Value
                             -----------------------
                             Beginning       End          Income        Capital Gain        Total
Year Ended                    of Year      of Year       Dividends      Distributions      Returns(1)
=======================================================================================================
10/31/98                       $17.86       $18.91       $0.00           $0.39              8.38%
-------------------------------------------------------------------------------------------------------
10/31/97                        17.04        17.86        0.00            1.16             12.06
-------------------------------------------------------------------------------------------------------
10/31/96                        14.51        17.04        0.00            0.04             17.78
-------------------------------------------------------------------------------------------------------
10/31/95                        12.83        14.51        0.00            0.00             13.09
-------------------------------------------------------------------------------------------------------
Inception* -- 10/31/94          12.48        12.83        0.00            0.00              2.80+
=======================================================================================================
  Total                                                  $0.00            $1.59
=======================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 9

================================================================================
                              EUROPEAN PORTFOLIO
================================================================================
================================================================================
 Average Annual Total Returns
================================================================================

                                                    Without Sales Charges(1)
                                                --------------------------------
                                                Class A    Class B    Class L(2)
================================================================================
Year Ended 10/31/98                               9.10%      8.24%        8.38%
--------------------------------------------------------------------------------
Inception* through 10/31/98                      12.08      13.35        11.40
================================================================================

                                                        With Sales Charges(3)
                                                --------------------------------
                                                Class A    Class B    Class L(2)
================================================================================
Year Ended 10/31/98                               3.64%      3.24%       6.30%
--------------------------------------------------------------------------------
Inception* through 10/31/98                      10.86      13.01       11.15
================================================================================

================================================================================
 Cumulative Total Returns
================================================================================
                                                       Without Sales Charges(1)
================================================================================
Class A (Inception* through 10/31/98)                           71.50%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/98)                           64.77
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/98)(2)                        66.31
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B and L shares are February 7, 1994, November 7, 1994 and February 14, 1994, respectively.

--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

================================================================================
European Portfolio at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A Shares of the
European Portfolio vs. MSCI European Market Index+
--------------------------------------------------------------------------------
                          February 1994--October 1998

                                  LINE GRAPH

                     European  Portfolio        MSCI European Index
                     ----------------------------------------------
Feb 7 1994                  9,499                    10,000
Apr 1994                    9,430                     9,761
Oct 1994                    9,788                    10,064
Apr 1995                   10,243                    10,664
Oct 1995                   11,147                    11,393
Apr 1996                   12,483                    12,366
Oct 1996                   13,227                    13,383
Apr 1997                   14,234                    14,959
Oct 1997                   14,931                    16,861
Apr 30 1998                18,493                    21,795
Oct 31 1997                16,290                    20,812

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on February 7, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1998. The Morgan Stanley Capital International ("MSCI") European Market Index is a composite portfolio consisting of equity total returns for Europe. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                                     As of October 31, 1998
------------------------------------------------------------------------------
1. Nokia Oyj, Class A Shares                                   6.4%
------------------------------------------------------------------------------
2. Mannesmann AG                                               5.3
------------------------------------------------------------------------------
3. Schering AG                                                 4.8
------------------------------------------------------------------------------
4. Novartis AG                                                 4.1
------------------------------------------------------------------------------
5. Tomra Systems ASA                                           3.8
------------------------------------------------------------------------------
6. CMG PLC                                                     3.8
------------------------------------------------------------------------------
7. Compass Group PLC                                           3.3
------------------------------------------------------------------------------
8. Telefonica SA                                               3.3
------------------------------------------------------------------------------
9. Axa                                                         3.1
------------------------------------------------------------------------------
10.Cap Gemeni SA                                               3.1
------------------------------------------------------------------------------

* As a percentage of total stocks.

Investment Allocation as of October 31, 1998**
------------------------------------------------------------------------------
    PIE CHART


16.9% France
14.3% Germany
18.1% Netherlands
10.5% United Kingdom
 5.9% Finland
 6.3% Spain
 8.1% Cash Equivalents
 14.7% Other
 5.2% Switzerland

** As a percentage of total investments.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                11

================================================================================
Pacific Portfolio
================================================================================

Portfolio Managers
Scott E. Kalb joined the Smith Barney International Equity Team in 1995. He has 11 years of experience in research and was formerly Head of International Equity Research at Smith Barney from 1990 to 1995, where he was responsible for the coverage of equities in emerging markets. Prior to joining Smith Barney,

[PHOTO]

SCOTT E. KALB

Vice President

Mr. Kalb served as the First Vice President of Corporate Finance and Vice President of Equity Research for Drexel Burnham Lambert. Previously, he worked at James Capel and served for two years as economic consultant for the Ministry of Finance in South Korea. Mr. Kalb lived in Asia for ten years and in London for two, speaks Korean fluently and some Japanese. Mr. Kalb holds a B.A. from Oberlin College and an M.A. in Economics from Harvard University.

David Ishibashi joined Smith Barney International Equity team as a Vice President and Portfolio Manager in 1993. Mr. Ishibashi came to Smith Barney from S.G. Warburg, where he was responsible for Japanese equities and headed the Japan desk. Previously, he was at Baring Securities, Inc., where he was responsible for Japan and

[PHOTO]

DAVID ISHIBASHI

Vice President

Southeast Asia, opening and operating Baring's first West Coast office. He also spent four years at Nomura Securities International brokering Japanese securities and establishing the Nomura Finance Collection at the Crocker School of Business and Business Library. Prior to that, he served as a financial analyst at Rockwell International. Mr. Ishibashi has a B.A. from California State College at Los Angeles and attended the post-graduate studies program in Tokyo at the Inter-Cultural Japanese Language Institute.

Performance Update

For the year ended October 31, 1998, the Smith Barney World Funds - Pacific Portfolio returned a negative 20.45% for Class A shares. In comparison, the Lipper Inc. Pacific Region peer group posted a total return of negative 21.64%. The Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index returned a negative 13.91% for the same period. (The MSCI All Country Asia Pacific Index comprises stocks in Australia, New Zealand, Japan and the Far East.) For information on the Portfolio's other share classes please see page 16.

Because events and market conditions in Asia are changing rapidly, we have addressed our commentary in this report mostly to developments within the last six months. What a half-year it's been for the Asian markets! During the first part of the six-month period ended October 31, 1998, Asia was rocked by an avalanche of bad news including political turmoil in Indonesia, huge non-performing loans in Thailand, labor unrest in Korea and nuclear bomb detonations in India. In August, this negative trend worsened as Russian stocks and bonds collapsed, global bond yields widened and investors everywhere sought out the safety of U.S. Treasurys. Asian markets hit rock bottom in August and in a desperate effort to stem further losses, the Malaysian government introduced capital controls, while the Hong Kong government intervened in the stock market.

In September and October, investor sentiment improved dramatically, as the U.S. began to cut interest rates and Japan announced an historic reform and spending package leading to a 25% increase in the value of the yen vis-a-vis the dollar. In this environment, Asian currencies stabilized, current


-------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders
accounts moved into surplus and interest rates started to come down. The result was a strong rally in share prices over the last two months and a sense that much of the region is on the road to economic recovery sooner than expected.

During the six-month period, the Pacific Portfolio declined by 11.7%, falling behind the benchmark MSCI All Country Asia Pacific Index, which was down by 8.4% for the same period. Almost all of the under-performance against the benchmark occurred during the month of October, when the yen jumped suddenly in value and our slight underweight position in Japanese equities had an adverse impact. Going forward, we believe the outlook for Asian share price appreciation is bright over the next 12 months.

Market Review
Asia (except Japan)

Of the many eye-opening events that occurred during the last six months in Asia ex-Japan, three really stand out. First, in Indonesia, the world's third-most populous country, widespread rioting caused much of the ethnic Chinese and foreign community to flee the country and speedily led to the resignation of President Suharto. The new Habibe regime has garnered some popular support and the International Monetary Fund is repositioning to help the country, but the country's political troubles are far from over and Indonesian economy has come to a standstill. We expect GDP to contract by 10%-15% in 1998. Given the risks that remain, we are zero weighted in Indonesia.

Second, global investors were shocked by the Hong Kong government's sudden purchase of over $15 billion in blue chip stocks and Hang Seng Index futures. The government decided to use Hong Kong's sizable surplus directly to discourage hedge fund manipulation of the stock market and relieve pressure on the Hong Kong dollar peg to the U.S. dollar. Investors were at first very negative about this action and felt it undermined Hong Kong's "free market" status. However, as share prices stabilized and moved higher, and the government emphasized the long-term nature of its efforts, investors became more comfortable. We have increased our holdings in Hong Kong over the last few months, and have become more bullish on the prospects for recovery in Hong Kong.

Third, Malaysia introduced capital controls, effectively putting a concrete wall around the country's capital markets. Locals can no longer send money out of the country while foreigners have to wait 12 months before repatriating capital, and then they can do so only under strict limitations. Unlike Hong Kong, Malaysia's actions were a case of desperate times calling for desperate measures. The Malaysian ringgit had devalued by over 50% while share prices had fallen by 80% over the previous 18 months. The government hoped that it's actions would lead to a temporary respite from global funds flow pressures, allowing the country to regroup and restart its economic engine. However, as a consequence of these developments, Malaysia has been removed from many important benchmark indices, including the MSCI EAFE index and all MSCI free indices. We remain zero weighted in Malaysia.

Japan

Japan also had its share of eye-opening events during the period under review. Most importantly, after many false starts the government announced a record package, totaling about 60 trillion yen or 12% of GDP, aimed at stimulating growth and helping the country's faltering banks. The measures were delayed by bickering between the majority and opposition parties over terms and requirements for the package, leading to some confusion as well as stock price volatility. Moreover, figures released during past months indicated the recession in Japan is worse than originally expected, while the size of the bad loan problem may be as large as one trillion dollars. Nevertheless, when the plan was finalized in October, the yen appreciated by nearly 20% against

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                13
the dollar, a strong vote of confidence that confounded most currency forecasters. We steadily increased our weighting in Japanese stocks as the spending and reform package became more concrete and Japanese shares now comprise over half of the Portfolio.

Market Outlook

We believe October marked a turning point for Asian stock markets and that a variety of positive factors make Asia a compelling place to invest going forward. Below we highlight some of these positive factors:

 .   Lower interest rates in the U.S. and Europe. Interest rate cuts in the U.S.
    and Europe restored liquidity to the international banking system. We are seeing signs that some of this liquidity is being recycled to Asia in the form of renewed credit lines, loans and debt restructuring.

 .   Asian currencies appreciating, interest rates down sharply. Currencies in most Asian countries have stabilized and appreciated over the last few months, allowing local governments to cut interest rates and inject liquidity for the first time in 18 months. This is taking pressure off of banks and corporations and improving the outlook for economic recovery in 1999.

 .   Asian economies set to bottom by second quarter 1999. Asian economies now appear likely to bottom in the first or second quarter of 1999, earlier than originally expected. Stock markets have a way of discounting the year ahead, and although calendar 1999 will still be a sub-par year for most countries in the region, Asia will be one of the few places in the world where economies will be on an improving trend next year.

 .   Local investors are buying stocks again. As currencies have stabilized and interest rates fallen, local investors are taking cash out of the bank and short-term money instruments and putting it into stocks for the first time in nearly two years. This is a good indication that share prices have discounted the worst.

 .   The "three lows" are back. The strong yen provides a protective umbrella under which Asian economies can recover. In the 1980s when Asia was thriving, economists pointed to the "three lows" as a significant boost to the region: low oil prices, low international interest rates and the low dollar vis-a-vis the yen. The same beneficial conditions are in place today. The rest of Asia does not need a strong Japan in order to recover economically, it merely needs for Japan not to blow-up.

 .   China is growing, will not devalue. China has staved off concerns about a currency crisis and its economy is continuing to grow despite the regional contraction. This helps take pressure off Hong Kong and neighboring countries.

 .   Global funds underweight Asia. Global funds remain highly underweighted in
    Asia and will likely increase weightings, in our view, as the outlook for U.S. and European stocks becomes less certain. Moreover, the basic conditions for foreign investment in Asia are at hand: lower interest rates, stable currencies, and current account surpluses.

 .   Negative sentiment on Japan could be a contra-indicator.

    We are disappointed by the reticence of Japanese officials to initiate necessary reforms, and feel that the emphasis remains on spending as it has for the last ten years. Nevertheless, we note the government has substantial capital at its disposal to stimulate growth, a positive for the stock market at least in the short term. We note too that despite its problems, the Japanese stock market has emerged as a safe haven relative to the rest of Asia and in dollar terms has out-performed many world stock markets recently. The sharp and unexpected reversal in the yen indicates how perilous it is to underestimate Japan.

Portfolio Changes
Earlier in the year as most Asian economies were struggling, we maintained a defensive posture in the portfolio, with a heavy weighting in utilities and


-------------------------------------------------------------------------------
14                                           1998 Annual Report to Shareholders
export-oriented companies set to prosper from currency devaluation. However, as the economic outlook for much of the region began to improve, with interest rates falling and currencies appreciating, we switched into many of the classic blue-chips in the region that we felt would benefit from domestic stimulation measures. Such companies include Sun Hung Kai Properties Cheung Kong and New World Development in Hong Kong, City Development in Singapore and Commonwealth Bank in Australia. In Japan we raised our weighting to 55% by the end of October and over 60% going into November. Here we added such names as Chugai Pharmaceutical, Kao, Nissin Foods and Sekisui House, all expected beneficiaries of the domestic stimulation measures taking place in Japan.

Thank you for investing in the Smith Barney World Funds-Pacific Portfolio. We look forward to continuing to help you pursue your investment goals.


/s/ Scott E. Kalb                       /s/ David Ishibashi

Scott E. Kalb                           David Ishibashi
Vice President                          Vice President

November 20, 1998

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                15

================================================================================
                               PACIFIC PORTFOLIO
================================================================================
================================================================================
 Historical Performance -- Class A Shares
================================================================================

                               Net Asset Value
                            ---------------------
                            Beginning      End        Income      Total
Year Ended                   of Year     of Year     Dividends   Returns(1)
================================================================================
10/31/98                      $ 8.46      $ 6.73      $0.00      (20.45)%
--------------------------------------------------------------------------------
10/31/97                       10.18        8.46       0.00      (16.90)
--------------------------------------------------------------------------------
10/31/96                       10.07       10.18       0.00        1.09
--------------------------------------------------------------------------------
10/31/95                       12.92       10.07       0.00      (22.06)
--------------------------------------------------------------------------------
Inception* -- 10/31/94         12.50       12.92       0.00        3.36+
================================================================================
  Total                                               $0.00
================================================================================

================================================================================
 Historical Performance -- Class B Shares
================================================================================

                               Net Asset Value
                            --------------------
                            Beginning      End        Income      Total
Year Ended                   of Year     of Year     Dividends   Returns(1)
================================================================================
10/31/98                      $ 8.25      $ 6.51      $0.00      (21.09)%
--------------------------------------------------------------------------------
10/31/97                       10.01        8.25       0.00      (17.58)
--------------------------------------------------------------------------------
10/31/96                        9.99       10.01       0.00        0.20
--------------------------------------------------------------------------------
Inception* -- 10/31/95         12.64        9.99       0.00      (20.97)+
================================================================================
  Total                                               $0.00
================================================================================

================================================================================
 Historical Performance -- Class L Shares(2)
================================================================================

                              Net Asset Value
                            -------------------
                            Beginning     End         Income      Total
Year Ended                   of Year     of Year     Dividends   Returns(1)
================================================================================
10/31/98                      $ 8.21      $ 6.48      $0.00      (21.07)%
--------------------------------------------------------------------------------
10/31/97                        9.98        8.21       0.00      (17.74)
--------------------------------------------------------------------------------
10/31/96                        9.95        9.98       0.00        0.30
--------------------------------------------------------------------------------
10/31/95                       12.86        9.95       0.00      (22.63)
--------------------------------------------------------------------------------
Inception* --10/31/94          12.50       12.86       0.00        2.88+
================================================================================
  Total                                               $0.00
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

================================================================================
                                       PACIFIC PORTFOLIO
================================================================================
================================================================================
 Average Annual Total Returns
================================================================================
                                                    Without Sales Charges(1)
                                              ----------------------------------
                                              Class A      Class B    Class L(2)
================================================================================
Year Ended 10/31/98                           (20.45)%     (21.09)%   (21.07)%
--------------------------------------------------------------------------------
Inception(*) through 10/31/98                 (12.27)      (15.34)    (12.99)
================================================================================

                                                     With Sales Charges(3)
                                              ----------------------------------
                                              Class A      Class B    Class L(2)
================================================================================
Year Ended 10/31/98                           (24.47)%     (25.04)%   (22.62)%
--------------------------------------------------------------------------------
Inception(*) through 10/31/98                 (13.21)      (15.77)    (13.18)
================================================================================
================================================================================
 Cumulative Total Returns
================================================================================

                                                    Without Sales Charges(1)
================================================================================
Class A (Inception* through 10/31/98)                      (46.16)%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/98)                      (48.50)
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/98)(2)                   (48.16)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B and L shares are February 7, 1994, November 7, 1994 and February 11, 1994, respectively.



--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                17

================================================================================
 Pacific Portfolio at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A Shares of the
Pacific Portfolio vs. MSCI All Country Asia Pacific Index+
--------------------------------------------------------------------------------
                          February 1994--October 1998

                                  LINE GRAPH

                Pacific Portfolio       MSCI All Country Asia Pacific Index
                -----------------------------------------------------------
Feb 1994              9,499                           10,000
Apr 1994              9,415                           10,012
Oct 1994              9,848                           10,716
Apr 1995              8,078                           10,248
Oct 1995              7,652                            9,438
Apr 1996              8,533                           11,076
Oct 1996              7,736                            9,650
Apr 1997              8,245                            8,873
Oct 1997              6,429                            7,703
Apr 1997              5,790                            7,040
Oct 31 1998           5,114                            6,634

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on February 7, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1998. The Morgan Stanley Capital International ("MSCI") All Country Asia Pacific Index is a composite portfolio consisting of equity total returns for the countries of Australia, New Zealand and countries in the Far East. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                                       As of October 31, 1998
------------------------------------------------------------------------------
1.  Kao Corp.                                                   5.3%
------------------------------------------------------------------------------
2.  Orix Corp.                                                  5.0
------------------------------------------------------------------------------
3.  Seven-Eleven Japan Co., Ltd.                                4.9
------------------------------------------------------------------------------
4.  NTT Data Corp.                                              4.9
------------------------------------------------------------------------------
5.  Nidec Corp.                                                 4.5
------------------------------------------------------------------------------
6.  Nissin Food Products                                        4.3
------------------------------------------------------------------------------
7.  Youngone Corp.                                              4.2
------------------------------------------------------------------------------
8.  Shohkoh Fund & Co., Ltd.                                    4.0
------------------------------------------------------------------------------
9.  Sony Corp.                                                  3.7
------------------------------------------------------------------------------
10. Natsteel Electronics Ltd.                                   3.5
------------------------------------------------------------------------------

*  As a percentage of total investments.


Investment Allocation as of October 31, 1998*
-----------------------------------------------------------------------------
  PIE CHART

10.3% Hong Kong
58.3% Japan
 7.8% Australia
 5.6% Thailand
 6.0% South Korea
 8.1% Singapore
 3.9% Other


* As a percentage of total investments.

-------------------------------------------------------------------------------
18                                           1998 Annual Report to Shareholders

================================================================================
Schedules of Investments                                        October 31, 1998
================================================================================

                          EMERGING MARKETS PORTFOLIO

    SHARES                               SECURITY                                 VALUE
=========================================================================================
STOCK -- 100.0%
Argentina -- 4.1%
      17,000     Telefonica de Argentina SA(a)                               $  562,063
-----------------------------------------------------------------------------------------
Brazil -- 13.8%
      12,500     Aracruz Celulose SA ADR                                        104,688
     524,000     Companhia Cervejaria Brahma                                    245,989
  25,931,250     Companhia Paranaense de Energia-Copel                          202,164
   9,131,250     Companhia Siderurgica Nacional SA                              137,784
   3,500,000     Embratel Participacoes SA(b)                                    49,292
   1,762,500     Petroleo Brasileiro SA - Petrobras                             221,624
  15,000,000     Tele Sudeste Celular Participacoes SA(b)                        59,100
     436,646     Telebrasilia Celular SA(b)                                      17,497
       4,704     Telecomunicacoes Brasileiras SA(a)(b)                          357,210
     436,646     Telecomunicacoes de Brasilia SA - Telebrasilia                  35,140
  43,000,000     Telemig Celular Participacoes SA(b)                             43,256
   6,750,000     Telesp Celular Participacoes SA(b)                              50,360
  14,500,000     Telesp Participacoes SA                                        370,735
-----------------------------------------------------------------------------------------
                                                                              1,894,839
-----------------------------------------------------------------------------------------
Chile -- 5.0%
      19,000     Cia de Telecomunicaciones de Chile SA                          416,813
      10,700     Vina Concha y Toro SA ADR                                      274,856
-----------------------------------------------------------------------------------------
                                                                                691,669
-----------------------------------------------------------------------------------------
China -- 1.7%
   1,155,000     Shanghai China International Travel Service Co., Ltd.          226,380
-----------------------------------------------------------------------------------------
Croatia -- 1.6%
      15,000     Pliva d.d.(c)                                                  220,500
-----------------------------------------------------------------------------------------
Greece -- 5.2%
      10,000     Hellenic Telecommunication Organization SA                     227,333
       1,871     National Bank of Greece SA                                     265,838
       8,150     STET Hellas Telecommunications SA(b)                           213,938
-----------------------------------------------------------------------------------------
                                                                                707,109
-----------------------------------------------------------------------------------------
Hong Kong -- 4.6%
     115,600     China Telecom (Hong Kong) Ltd.                                 217,142
         720     Hubei Sanonda Co. Ltd.                                             146
     639,800     Shandong Chenming Paper Holdings Ltd.                          232,925
     936,000     Zhehuang Expressway Co. Ltd.                                   183,672
-----------------------------------------------------------------------------------------
                                                                                633,885
-----------------------------------------------------------------------------------------
Hungary -- 1.7%
     221,932     Fotex Rt                                                       116,640
       3,400     Richter Gedeon Rt                                              111,918
-----------------------------------------------------------------------------------------
                                                                                228,558
-----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                19

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                           EMERGING MARKETS PORTFOLIO

    SHARES                               SECURITY                                 VALUE
=========================================================================================
India -- 4.4%
      34,900     Larson and Toubro Ltd. GDR                                   $ 235,575
      35,000     Videsh Sanchar Nigam Ltd.                                      366,625
-----------------------------------------------------------------------------------------
                                                                                602,200
-----------------------------------------------------------------------------------------
Malaysia -- 3.7%
     151,400     Genting Berhad                                                 242,880
          28     ING Baring                                                      45,382
     144,000     Telekom Malaysia Berhad                                        224,362
-----------------------------------------------------------------------------------------
                                                                                512,624
-----------------------------------------------------------------------------------------
Mexico -- 11.3%
      91,200     Grupo Carso SA de CV                                           314,872
     219,500     Grupo Financiero Banamex Accival, SA de CV                     229,843
      42,400     Grupo Industrial Durango, SA ADR                               212,000
     594,400     Grupo Posadas SA                                               217,255
       9,450     Grupo Televisa SA(a)(b)                                        256,332
       6,000     Telefonos de Mexico SA ADR(a)                                  316,875
-----------------------------------------------------------------------------------------
                                                                              1,547,177
-----------------------------------------------------------------------------------------
Peru -- 2.3%
      24,000     Telefonica del Peru SA(a)                                      312,000
-----------------------------------------------------------------------------------------
Philippines -- 1.5%
   9,900,000     Digital Telecommunications Phils., Inc.(b)                     211,003
-----------------------------------------------------------------------------------------
Poland -- 4.4%
        8,435    Debica SA                                                      138,319
       39,200    Elektrim Spolka Akcyjna SA                                     466,463
-----------------------------------------------------------------------------------------
                                                                                604,782
-----------------------------------------------------------------------------------------
Singapore -- 2.5%
      42,000     Asia Pulp & Paper Co. Ltd.(a)                                  349,125
-----------------------------------------------------------------------------------------
South Africa -- 7.5%
      57,033     Dimension Data Holdings Ltd.                                   261,274
     286,372     Metro Cash and Carry Ltd.                                      193,977
      11,140     Nedcor Ltd.                                                    222,402
      18,500     South African Breweries Ltd.                                   358,788
-----------------------------------------------------------------------------------------
                                                                              1,036,441
-----------------------------------------------------------------------------------------
South Korea -- 6.4%
        7,600    LG Information & Communication                                 174,520
        9,179    Samsung Display Devices Co.                                    344,343
        8,900    Samsung Electronics                                            364,228
-----------------------------------------------------------------------------------------
                                                                                883,091
-----------------------------------------------------------------------------------------
Sri Lanka -- 0.1%
     134,600     Lanka Walltile Ltd.                                             14,046
-----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                          EMERGING MARKETS PORTFOLIO

    SHARES                               SECURITY                                 VALUE
=========================================================================================
Taiwan -- 10.4%
    305,200   Chinatrust Commercial Bank                                    $   212,467
    157,200   Delta Electronics, Inc.                                           452,754
     22,400   Fubon Insurance Co.(b)(c)                                         282,800
     18,000   Taiwan Semiconductor Manufacturing Co.(a)                         268,875
    160,800   Yuanta Securities Corp.                                           211,500
-----------------------------------------------------------------------------------------
                                                                              1,428,396
-----------------------------------------------------------------------------------------
Thailand -- 2.7%
     38,750   Advanced Info Service Public Co., Ltd.(b)                         267,860
     84,500   Thai Farmers Bank Public Co. Ltd.(b)                              106,932
-----------------------------------------------------------------------------------------
                                                                                374,792
-----------------------------------------------------------------------------------------
Turkey -- 3.7%
  1,536,500   Brisa Bridgestone Sabanci Lastik Sanaret ve Ticaret AS            128,040
    991,250   Ege Biracilik ve Malt Sanayii AS                                  258,134
  2,926,172   Turk Sise ve Cam Fabrikalari AS                                   125,985
-----------------------------------------------------------------------------------------
                                                                                512,159
-----------------------------------------------------------------------------------------
Venezuela -- 1.4%
     12,000   Compania Anonima Nacional Telefonos de Venezuela                  186,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100%
              (Cost -- $19,486,398*)                                        $13,738,839
=========================================================================================

(a)  A portion of this security is on loan (See Note 9).
(b)  Non-income producing security.
(c) Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, generally to qualified institutional buyers.
 *   Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                21

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                              EUROPEAN PORTFOLIO

    SHARES                               SECURITY                                 VALUE
=========================================================================================
STOCK--91.9%
Austria--1.4%
      12,000     VA Technolgie AG                                           $ 1,112,208
-----------------------------------------------------------------------------------------
Canada--0.1%
     242,957     International UNP Holdings Ltd.(a)                              37,693
-----------------------------------------------------------------------------------------
Finland--5.9%
      50,000     Nokia Oyj, Class A Shares                                    4,653,125
-----------------------------------------------------------------------------------------
France--16.9%
       5,000     Alcatel                                                        556,955
      10,000     Atos SA                                                      1,885,910
      20,000     Axa                                                          2,260,212
      15,000     Cap Gemini SA                                                2,253,914
      10,000     Christian Dior SA                                            1,056,325
      10,000     Coflexip SA                                                    899,766
      10,391     Guilbert SA(b)                                               1,509,004
      35,000     Schlumberger Ltd.                                            1,837,500
      10,000     Total SA, Class B Shares                                     1,153,500
-----------------------------------------------------------------------------------------
                                                                             13,413,086
-----------------------------------------------------------------------------------------
Germany--14.3%
         950     Buderus AG                                                     392,917
      21,000     Daimler Benz AG(b)                                           1,650,888
      40,000     Mannesmann AG                                                3,873,928
       4,000     SAP AG Preferred                                             1,946,624
      30,000     Schering AG                                                  3,505,011
-----------------------------------------------------------------------------------------
                                                                             11,369,368
-----------------------------------------------------------------------------------------
Ireland--2.3%
      30,000     Computer Management Systems PLC                                358,125
     362,614     Independent Newspapers PLC                                   1,438,339
-----------------------------------------------------------------------------------------
                                                                              1,796,464
-----------------------------------------------------------------------------------------
Italy--5.1%
      20,000     Gucci Group NV, NY Registered Shares                           762,500
      60,000     Industrie Natuzzi S.p.A                                      1,091,250
     800,000     Istituto Nazionale delle Assicurazioni                       2,212,117
-----------------------------------------------------------------------------------------
                                                                              4,065,867
-----------------------------------------------------------------------------------------
Netherlands--18.1%
     100,000     Aot NV                                                       1,242,170
      71,842     Fugro NV                                                     1,946,354
      42,090     Hunter Douglas NV                                            1,509,895
      40,370     IHC Caland NV                                                1,826,452
      40,294     ING Groep NV                                                 1,950,301
      60,526     Koninklijke Ahrend Groep NV                                  1,228,214
      62,400     Ordina NV                                                    1,623,730
     105,018     Samas Groep NV                                               1,748,699
      50,000     Vedior NV                                                    1,274,295
-----------------------------------------------------------------------------------------
                                                                             14,350,110
-----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                              EUROPEAN PORTFOLIO

    SHARES                               SECURITY                                 VALUE
=========================================================================================
Norway--4.6%
      50,000     Orkla ASA                                                 $    844,388
     100,000     Tomra Systems ASA(b)                                         2,807,846
-----------------------------------------------------------------------------------------
                                                                              3,652,234
-----------------------------------------------------------------------------------------
Spain--6.3%
      50,000     Amper SA(a)                                                    956,633
      12,250     Azkoyen SA(b)                                                1,649,306
      53,600     Telefonica SA                                                2,415,646
-----------------------------------------------------------------------------------------
                                                                              5,021,585
-----------------------------------------------------------------------------------------
Sweden--1.2%
      30,000     Mandator AB                                                    959,435

Switzerland--5.2%
      51,000     Mettler-Toledo International Inc.                            1,115,625
       1,664     Novartis AG                                                  2,998,198
-----------------------------------------------------------------------------------------
                                                                              4,113,823
-----------------------------------------------------------------------------------------
United Kingdom--10.5%
     120,000     CMG PLC                                                      2,793,408
     240,000     Compass Group PLC                                            2,423,633
     600,000     Corporate Services Group PLC                                 1,497,186
     200,000     SEMA Group PLC                                               1,597,669
-----------------------------------------------------------------------------------------
                                                                              8,311,896
=========================================================================================
                 TOTAL STOCK
                 (Cost -- $58,811,532)                                       72,856,894
=========================================================================================


    FACE
    AMOUNT                               SECURITY                                 VALUE
=========================================================================================

REPURCHASE AGREEMENT -- 8.1%
  $6,400,000     CIBC Wood Gundy Securities Inc., 5.250% due 11/2/98;
                 Proceeds at maturity -- $6,402,800; (Fully collateralized
                 by U.S. Treasury Notes, 5.875% due 8/31/99;
                 Market value -- $6,527,892) (Cost -- $6,400,000)             6,400,000
=========================================================================================
               TOTAL INVESTMENTS -- 100%
                 (Cost -- $65,211,532*)                                     $79,256,894
=========================================================================================

(a)  Non-income producing security.
(b)  A portion of this security is on loan (See Note 9).
 *   Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                23

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                               PACIFIC PORTFOLIO

    SHARES                               SECURITY                                 VALUE
=========================================================================================
STOCK--96.1%
Australia -- 7.8%
      12,659     Australian Gas Light Co. Ltd.                               $   90,657
       4,300     Brambles Industries Ltd.                                        93,898
       4,270     Commonwealth Bank of Australia                                  52,853
      20,000     Leighton Holdings Ltd.                                          73,930
      13,500     Woolworths Ltd.                                                 47,298
-----------------------------------------------------------------------------------------
                                                                                358,636
-----------------------------------------------------------------------------------------
Hong Kong -- 10.3%
      36,000     Asia Satellite Telecommunications Holdings Ltd.                 63,672
       8,000     Cheung Kong (Holdings) Ltd.                                     54,738
          36     HSBC Holdings PLC                                                  824
      35,000     New World Development Co. Ltd.(a)                               81,332
      25,000     Shanghai Industrial Holdings Ltd.                               57,772
      13,000     Sun Hung Kai Properties Ltd.                                    90,628
      34,000     VTech Holdings Ltd.                                            127,510
-----------------------------------------------------------------------------------------
                                                                                476,476
-----------------------------------------------------------------------------------------
Japan -- 58.3%
        2,500     Benesse Corp.                                                 114,778
        8,000     Canon, Inc.(a)                                                151,378
       17,000     Chugai Pharmaceutical Co., Ltd.                               154,639
        1,200     Hosiden Corp.                                                  19,700
       12,000     Kao Corp.                                                     243,028
        1,500     Mabuchi Motor Co., Ltd.                                        97,828
        5,700     Meitec Corp.                                                  110,058
        4,000     Murata Manufacturing Co., Ltd.                                134,900
        2,300     Nidec Corp.                                                   209,414
       10,000     Nissin Food Products                                          198,661
          530     NTT Data Corp.(b)                                             224,225
        3,200     Orix Corp.                                                    229,298
       10,000     Sekisui House Ltd.                                             99,631
        3,000     Seven-Eleven Japan Co., Ltd.                                  228,095
          600     Shohkoh Fund & Co., Ltd.                                      182,528
        2,700     Sony Corp.                                                    171,458
        6,000     Terumo Corp.                                                  126,148
-----------------------------------------------------------------------------------------
                                                                              2,695,767
-----------------------------------------------------------------------------------------
New Zealand -- 1.0%
      24,000     Telecom Corp. of New Zealand Ltd.(b)                            46,756
-----------------------------------------------------------------------------------------
Singapore -- 8.1%
      16,000     City Developments Ltd.                                          57,975
      48,000     Datacraft Asia Ltd.                                            154,560
      78,500     Natsteel Electronics Ltd.                                      161,020
-----------------------------------------------------------------------------------------
                                                                                373,555
-----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

================================================================================
Schedules of Investments (continued)                            October 31, 1998
================================================================================

                               PACIFIC PORTFOLIO

    SHARES                               SECURITY                                 VALUE
=========================================================================================
South Korea -- 6.0%
       2,000      Samsung Electronics                                        $   81,849
       7,700      Youngone Corp.                                                193,740
-----------------------------------------------------------------------------------------
                                                                                275,589
-----------------------------------------------------------------------------------------
Taiwan -- 1.9%
      18,200      Hon Hai Precision Industry                                     87,456
-----------------------------------------------------------------------------------------
Thailand -- 2.7%
      52,000      GSS Array Technology PLC                                       63,328
      17,000      The Pizza Co. Ltd.                                             61,994
-----------------------------------------------------------------------------------------
                                                                                125,322
-----------------------------------------------------------------------------------------
                  TOTAL STOCK
                  (Cost -- $3,961,369)                                        4,439,557
=========================================================================================


  FACE
 AMOUNT+                                   SECURITY                               VALUE
=========================================================================================
CONVERTIBLE BONDS -- 3.9%

Philippines -- 1.0%
      70,000     International Container Terminal, 1.750% due 3/13/04            48,650
-----------------------------------------------------------------------------------------
Thailand -- 2.9%
     180,000     Tipco Asphalt Co., 2.750% due 9/19/06                          132,300
-----------------------------------------------------------------------------------------
                 TOTAL CONVERTIBLE BONDS
                 (Cost -- $200,282)                                             180,950
=========================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $4,161,651*)                                       $4,620,507
=========================================================================================

(a)  Non-income producing security.
(b)  A portion of this security is on loan (See Note 9).
 +   Represents local currency.
 *   Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                25

================================================================================
Statements of Assets and Liabilities                            October 31, 1998
================================================================================

                                                                     Emerging
                                                                     Markets         European         Pacific
                                                                     Portfolio       Portfolio        Portfolio
================================================================================================================
ASSETS:
    Investments, at cost                                             $19,486,398     $65,211,532      $4,161,651
    Foreign currency, at cost                                              3,191             --          238,319
================================================================================================================
    Investments, at value                                            $13,738,839     $79,256,894      $4,620,507
    Foreign currency, at value                                             3,228             --          243,858
    Cash                                                                 168,749             --          181,585
    Collateral for securities on loan (Note 9)                         1,974,190       1,645,499         272,220
    Receivable for Fund shares sold                                      248,761         237,171          65,879
    Dividends and interest receivable                                     20,191         111,004           6,788
    Receivable for securities sold                                            --       1,722,914          40,854
    Receivable for open forward foreign
      currency contracts (Note 4)                                          2,947           1,482               5
----------------------------------------------------------------------------------------------------------------
    Total Assets                                                      16,156,905      82,974,964       5,431,696
----------------------------------------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities on loan (Note 9)                            1,974,190       1,645,499         272,220
    Payable for securities purchased                                     147,206         688,722         143,132
    Management fees payable                                                9,797          50,902           6,565
    Payable for Fund shares purchased                                      6,978       1,166,825              10
    Distribution fees payable                                              4,389          13,480           2,541
    Foreign currency payable to bank                                          --         685,370              --
    Payable to bank                                                           --         208,139              --
    Payable for open forward foreign
      currency contracts (Note 4)                                             --             534              69
    Accrued expenses                                                      45,067         100,026          77,716
----------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                  2,187,627       4,559,497         502,253
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                                     $13,969,278     $78,415,467     $ 4,929,443
================================================================================================================
NET ASSETS:
    Par value of capital shares                                      $     2,015     $     4,103      $      749
    Capital paid in excess of par value                               26,221,786      63,020,334       8,503,666
    Accumulated net investment loss                                            --             --         (82,953)
    Accumulated net realized gain (loss) from
      security transactions and foreign currencies                    (6,506,119)      1,343,363      (3,957,457)
    Net unrealized appreciation (depreciation)
      of investments and foreign currencies                           (5,748,404)     14,047,667         465,438
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                                     $13,969,278     $78,415,467     $ 4,929,443
================================================================================================================
Shares Outstanding:
    Class A                                                              813,582       1,418,204         265,800
----------------------------------------------------------------------------------------------------------------
    Class B                                                              875,491       2,115,353         331,674
----------------------------------------------------------------------------------------------------------------
    Class L                                                              225,426         569,022         151,656
----------------------------------------------------------------------------------------------------------------
    Class Y                                                              100,286             --              --
----------------------------------------------------------------------------------------------------------------
Net Asset Value:
    Class A (and redemption price)                                         $7.03          $19.44           $6.73
----------------------------------------------------------------------------------------------------------------
    Class B*                                                               $6.85          $18.95           $6.51
----------------------------------------------------------------------------------------------------------------
    Class L**                                                              $6.84          $18.91           $6.48
----------------------------------------------------------------------------------------------------------------
    Class Y (and redemption price)                                         $7.07             --              --
----------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
    Class A (net asset value plus 5.26% of net asset value per share)      $7.40          $20.46           $7.08
----------------------------------------------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value per share)      $6.91          $19.10           $6.55
================================================================================================================

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

================================================================================
Statements of Operations                     For the Year Ended October 31, 1998
================================================================================

                                                                   Emerging
                                                                   Markets            European             Pacific
                                                                   Portfolio          Portfolio           Portfolio
===================================================================================================================
INVESTMENT INCOME:
    Interest (Note 9)                                           $     21,853        $   311,243          $   21,288
    Dividends                                                        467,744            951,286              73,808
    Less: Foreign withholding tax                                    (46,568)          (131,789)             (4,872)
-------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                          443,029          1,130,740              90,224
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 2)                                         242,829            530,065              50,789
    Distribution fees (Note 2)                                       170,167            462,546              43,497
    Custody                                                          117,397             40,166              23,571
    Shareholder and system servicing fees                             72,114            122,747              30,768
    Registration fees                                                 40,379             59,738              51,137
    Shareholder communications                                        31,973             32,408              12,886
    Audit and legal                                                   26,414             28,157              20,809
    Directors' fees                                                    2,809              4,160               2,647
    Other                                                              7,340              4,216               7,369
-------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                   711,422          1,284,203             243,473
-------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                                 (268,393)          (153,463)           (153,249)
-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCIES (NOTES 3 AND 4):
    Realized Gain (Loss) From:
      Security transactions                                       (5,510,743)         1,344,718          (1,679,931)
      Foreign currency transactions                                 (193,247)            (4,308)             (7,357)
-------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                      (5,703,990)         1,340,410          (1,687,288)
-------------------------------------------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation (Depreciation)
    of Investments and Foreign Currencies:
      Beginning of year                                              778,521         16,657,557            (257,451)
      End of year                                                 (5,748,404)        14,047,667             465,438
-------------------------------------------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation (Depreciation)          (6,526,925)        (2,609,890)            722,889
-------------------------------------------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                   (12,230,915)        (1,269,480)           (964,399)
-------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                          $(12,499,308)      $ (1,422,943)        $(1,117,648)
===================================================================================================================

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                27

================================================================================
Statements of Changes in Net Assets        For the Year Ended October 31, 1998
================================================================================

                                                                 Emerging
                                                                 Markets              European              Pacific
                                                                 Portfolio            Portfolio            Portfolio
====================================================================================================================
OPERATIONS:
    Net investment loss                                        $   (268,393)       $    (153,463)       $   (153,249)
    Net realized gain (loss)                                     (5,703,990)           1,340,410          (1,687,288)
    Change in net unrealized appreciation (depreciation)         (6,526,925)          (2,609,890)            722,889
--------------------------------------------------------------------------------------------------------------------
    Decrease in Net Assets From Operations                      (12,499,308)          (1,422,943)         (1,117,648)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gains                                                  --              (971,550)                --
--------------------------------------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders                                     --              (971,550)                --
--------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
    Net proceeds from sale of shares                             16,605,085          232,181,828          29,892,372
    Net asset value of shares issued
      for reinvestment of dividends                                     --               914,761                 --
    Cost of shares reacquired                                   (26,621,269)        (198,735,480)        (33,645,977)
--------------------------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets
      From Fund Share Transactions                              (10,016,184)          34,361,109          (3,753,605)
--------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                               (22,515,492)          31,966,616          (4,871,253)

NET ASSETS:
    Beginning of year                                            36,484,770           46,448,851           9,800,696
--------------------------------------------------------------------------------------------------------------------
    End of year*                                               $ 13,969,278        $  78,415,467        $  4,929,443
====================================================================================================================
 *  Includes accumulated net investment loss of:                        --                   --              $82,953
====================================================================================================================

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets          For the Year Ended October 31, 1997
================================================================================

                                                                 Emerging
                                                                 Markets             European             Pacific
                                                                 Portfolio           Portfolio           Portfolio
===================================================================================================================
OPERATIONS:
    Net investment loss                                        $   (284,810)       $   (428,508)       $   (261,594)
    Net realized gain (loss)                                       (945,031)            891,582            (530,519)
    Change in net unrealized appreciation (depreciation)            208,848           4,808,121            (479,484)
-------------------------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Operations            (1,020,993)          5,271,195          (1,271,597)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gains                                                  --           (2,644,023)                --
-------------------------------------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders                                     --           (2,644,023)                --
-------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
    Net proceeds from sale of shares                             35,138,483          59,471,115          27,795,046
    Net asset value of shares issued
      for reinvestment of dividends                                     --            2,505,751                 --
    Cost of shares reacquired                                   (23,833,181)        (57,078,021)        (27,272,602)
-------------------------------------------------------------------------------------------------------------------
    Increase in Net Assets From
      Fund Share Transactions                                    11,305,302           4,898,845            522,444
-------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                10,284,309           7,526,017            (749,153)
NET ASSETS:
    Beginning of year                                            26,200,461          38,922,834          10,549,849
-------------------------------------------------------------------------------------------------------------------
    End of year*                                               $ 36,484,770        $ 46,448,851        $  9,800,696
===================================================================================================================
 *  Includes accumulated net investment loss of:                        --                  --            $(133,696)
===================================================================================================================

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                29

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Emerging Markets, European and Pacific Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Fund consists of these Portfolios and three other separate investment portfolios:
Global Government Bond, International Equity and International Balanced Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate annual report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) direct expenses are charged to each Portfolio and class; management fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1998, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distributions under tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $461,640, $157,771 and $158,273 was reclassified to paid-in capital for the Emerging Markets, European and Pacific Portfolios, respectively. Net investment income (loss), net realized gains and net assets were not affected by these adjustments; (l) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve each Portfolio from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
30                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other
   Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Portfolios. The European and Pacific Portfolios pay MMC a management fee calculated at an annual rate of 0.85% of the average daily net assets of each respective Portfolio. The Emerging Markets Portfolio pays MMCa management fee calculated at an annual rate of 1.00% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Portfolios' distributor. Prior to that date, Salomon Smith Barney Inc. ("SSB"), was the Portfolios' distributor. SSB (as well as certain other broker-dealers) continues to sell shares of the Portfolios to the public as a member of the selling group.

SSB acts as the primary broker for the Fund's portfolio agency transactions. For the year ended October 31, 1998, SSB received brokerage commissions of $10,502.

On June 12, 1998, the Portfolios' existing Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. In addition, Class A shares for each Portfolio have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares that equal or exceed $500,000 in the aggregate. These purchases do not incure an initial sales charge.

For the year ended October 31, 1998, CDSC's paid to SSB were approximately:

                                        CDSC's
                          --------------------------------
Portfolio                 Class A     Class B      Class L
==========================================================
Emerging Markets                --    $72,000       $1,000
----------------------------------------------------------
European                    $7,000    259,000        8,000
----------------------------------------------------------
Pacific                      1,000     25,000           --
==========================================================

For the year ended October 31, 1998, sales charges received by SSB were approximately:

                                      Sales Charges
                          --------------------------------
Portfolio                            Class A      Class L
==========================================================
Emerging Markets                    $ 15,000            --
----------------------------------------------------------
European                             242,000       $62,000
----------------------------------------------------------
Pacific                               33,000            --
==========================================================

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class' shares. The Portfolios also pay a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each respective Portfolio and class. For the year ended October 31, 1998, total Distribution Plan fees incurred by the Portfolios were:

Portfolio                 Class A   Class B       Class L
==========================================================
Emerging Markets          $23,548   $117,539       $29,080
----------------------------------------------------------
European                   53,687    350,335        58,524
----------------------------------------------------------
Pacific                     5,418     28,064        10,015
==========================================================

All officers and one Director of the Fund are employees of SSB.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                31

================================================================================
Notes to Financial Statements (continued)
================================================================================

3. Investments

During the year ended October 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                Purchases           Sales
====================================================
Emerging Markets       $22,801,168       $29,117,429
----------------------------------------------------
European                43,769,600        15,686,302
----------------------------------------------------
Pacific                  7,768,289         8,911,539
====================================================

At October 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                             Net Unrealized
                                                               Appreciation
Portfolio              Appreciation       Depreciation       (Depreciation)
=============================================================================
Emerging Markets        $   715,064         $6,463,468         $(5,748,404)
-----------------------------------------------------------------------------
European                 21,206,903          7,161,541          14,045,362
-----------------------------------------------------------------------------
Pacific                     710,220            251,364             458,856
=============================================================================

4. Forward Foreign Currency Contracts

At October 31, 1998, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

Emerging Markets Portfolio
                                               Local         Market        Settlement       Unrealized
Foreign Currency                             Currency        Value            Date             Gain
======================================================================================================
To Buy:
South African Rand                            825,827       $146,955         11/3/98         $2,947
------------------------------------------------------------------------------------------------------
Total Unrealized Gain on
   Forward Foreign Currency Contracts                                                        $2,947
======================================================================================================
European Portfolio
                                               Local         Market        Settlement       Unrealized
Foreign Currency                             Currency        Value            Date          Gain (Loss)
======================================================================================================
To Buy:
German Mark                                   777,485       $469,508         11/2/98          $1,482
------------------------------------------------------------------------------------------------------
To Sell:
German Mark                                 1,215,780        734,257         11/4/98            (534)
------------------------------------------------------------------------------------------------------
Total Unrealized Gain on
   Forward Foreign Currency Contracts                                                         $  948
======================================================================================================
Pacific Portfolio
                                               Local         Market        Settlement       Unrealized
Foreign Currency                             Currency        Value            Date          Gain (Loss)
======================================================================================================
To Buy:
Hong Kong Dollar                              528,666        $68,244         11/2/98            $  5
Singapore Dollar                               31,185         19,208         11/3/98               0
Singapore Dollar                               58,734         36,153         11/4/98             (69)
------------------------------------------------------------------------------------------------------
Total Unrealized Loss on
   Forward Foreign Currency Contracts                                                           $(64)
======================================================================================================

--------------------------------------------------------------------------------
32                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 1998, the Portfolios had no open purchased call or put options.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 1998, the Portfolios did not write any call or put options.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 1998, the Portfolios had no open futures contracts.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                33

================================================================================
Notes to Financial Statements (continued)
================================================================================

7. Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. As of October 31, 1998, 58.3% of the Pacific Portfolio's total investments were concentrated in Japan.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

8. Capital Loss Carryforwards

At October 31, 1998, the Emerging Markets and Pacific Portfolios had, for Federal income tax purposes, approximately $6,458,000 and $3,949,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed. The amount and date of expiration of the carryforward losses for each Portfolio is indicated below:

Portfolio          10/31/02    10/31/03   10/31/04   10/31/05     10/31/06      Total
=======================================================================================
Emerging Markets         --     $46,000         --   $879,000   $5,533,000   $6,458,000
---------------------------------------------------------------------------------------
Pacific             $37,000   1,426,000   $246,000    515,000    1,725,000    3,949,000
=======================================================================================

9. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 1998, the Portfolios listed below had loaned common stocks which were collateralized by cash and securities. The market value for the securities on loan for each portfolio was as follows:

Portfolio                                                               Value
===============================================================================
Emerging Markets Portfolio                                           $1,978,055
-------------------------------------------------------------------------------
European Portfolio                                                    1,769,555
-------------------------------------------------------------------------------
Pacific Portfolio                                                       562,278
===============================================================================

--------------------------------------------------------------------------------
34                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

At October 31, 1998, the Portfolios held the following collateral for loaned securities:

Emerging Markets Portfolio Security Description                    Value
=========================================================================
Time Deposits:
  Banca Commerciale Italiano, London, 5.594% due 11/2/98       $   88,396
  Bank of Austria, 5.563% due 11/2/98                              88,396
  Banque Bruxelles Lambert London, 5.563% due 11/2/98              88,396
  Bayerische Landesbank, London, 5.625% due 11/2/98                88,396
  Citibank London, 5.781% due 11/2/98                              88,396
  Credit Commerciale, 5.625% due 11/2/98                            4,554
  Credit Communal De Belgique, G.C., 5.375% due 11/2/98            88,396
  Credit Local De France, 5.625% due 11/2/98                       88,396
  Den Norske Bank, 5.563% due 11/2/98                              88,396
  Deutsche Bank London, 5.500% due 11/2/98                         88,396
  Dresdner Bank, 5.625% due 11/2/98                                88,396
  Generale Bank, 5.563% due 11/2/98                                88,396
  Landesbank Hessen Thuringen, 5.750% due 11/2/98                  88,396
  Rabobank, London, 5.594% due 11/2/98                             88,396
Cash:
  Chase Manhattan Bank, 5.659%                                    210,000
Commercial Paper:
  Associates Corp. of North America, 5.723% due 11/2/98            88,354
  Ford Motor Credit Corp., 5.693% due 11/2/98                      88,354
  General Electric Credit, 5.693% due 11/2/98                      88,354
  Goldman Sachs Group LP, 5.753% due 11/2/98                       80,322
  New Center Asset Trust, 5.723% due 11/2/98                       88,354
  Trident Capital Finance Inc., 5.803% due 11/2/98                 88,354
Loan Participation:
  J&H Marsh & McLennan Inc., 5.850% due 11/2/98                    88,396
=========================================================================
Total                                                          $1,974,190
=========================================================================

European Portfolio Security Description                            Value
=========================================================================
Time Deposits:
  Banca Commerciale Italiano, London, 5.594% due 11/2/98       $   82,449
  Bank of Austria, 5.563% due 11/2/98                              82,449
  Banque Bruxelles Lambert London, 5.563% due 11/2/98              82,449
  Bayerische Landesbank, London, 5.625% due 11/2/98                82,449
  Citibank London, 5.781% due 11/2/98                              82,449
  Credit Commerciale, 5.625% due 11/2/98                            4,248
  Credit Communal De Belgique, G.C., 5.375% due 11/2/98            82,449
  Credit Local De France, 5.625% due 11/2/98                       82,449
  Den Norske Bank, 5.563% due 11/2/98                              82,449
  Deutsche Bank London, 5.500% due 11/2/98                         82,449
  Dresdner Bank, 5.625% due 11/2/98                                82,449
  Generale Bank, 5.563% due 11/2/98                                82,449
  Landesbank Hessen Thuringen, 5.750% due 11/2/98                  82,449
  Rabobank, London, 5.594% due 11/2/98                             82,449
Commercial Paper:
  Associates Corp. of North America, 5.723% due 11/2/98            82,409
  Ford Motor Credit Corp., 5.693% due 11/2/98                      82,410
  General Electric Credit, 5.693% due 11/2/98                      82,410
  Goldman Sachs Group LP, 5.753% due 11/2/98                       74,917
  New Center Asset Trust, 5.723% due 11/2/98                       82,410
  Trident Capital Finance Inc., 5.803% due 11/2/98                 82,409
Loan Participation:
  J&H Marsh & McLennan Inc., 5.850% due 11/2/98                    82,449
=========================================================================
Total                                                          $1,645,499
=========================================================================

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                35

================================================================================
Notes to Financial Statements (continued)
================================================================================

Pacific Portfolio Security Description                           Value
=======================================================================
Time Deposits:
  Banca Commerciale Italiano, London, 5.594% due 11/2/98       $ 13,640
  Bank of Austria, 5.563% due 11/2/98                            13,640
  Banque Bruxelles Lambert London, 5.563% due 11/2/98            13,640
  Bayerische Landesbank, London, 5.625% due 11/2/98              13,640
  Citibank London, 5.781% due 11/2/98                            13,640
  Credit Commerciale, 5.625% due 11/2/98                            702
  Credit Communal De Belgique, G.C., 5.375% due 11/2/98          13,640
  Credit Local De France, 5.625% due 11/2/98                     13,640
  Den Norske Bank, 5.563% due 11/2/98                            13,640
  Deutsche Bank London, 5.500% due 11/2/98                       13,640
  Dresdner Bank, 5.625% due 11/2/98                              13,640
  Generale Bank, 5.563% due 11/2/98                              13,640
  Landesbank Hessen Thuringen, 5.750% due 11/2/98                13,640
  Rabobank, London, 5.594% due 11/2/98                           13,640
Commercial Paper:
  Associates Corp. of North America, 5.723% due 11/2/98          13,633
  Ford Motor Credit Corp., 5.693% due 11/2/98                    13,633
  General Electric Credit, 5.693% due 11/2/98                    13,633
  Goldman Sachs Group LP, 5.753% due 11/2/98                     12,394
  New Center Asset Trust, 5.723% due 11/2/98                     13,633
  Trident Capital Finance Inc., 5.803% due 11/2/98               13,633
Loan Participation:
  J&H Marsh & McLennan Inc., 5.850% due 11/2/98                  13,639
=======================================================================
Total                                                          $272,220
=======================================================================

In addition to the above noted cash collateral, the Portfolios held securities collateral with market values of $224,978 and $284,884 for the European and Pacific Portfolios, respectively, as of October 31, 1998.

Interest income earned by the Portfolios from securities loaned for the year ended October 31, 1998 was as follows:

                                     Emerging
                                     Markets         European        Pacific
Portfolio                            Portfolio       Portfolio       Portfolio
==============================================================================
Income from securities lending       $8,086          $31,857          $1,612
==============================================================================

10. Capital Shares

At October 31, 1998, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 1998, total paid-in capital amounted to the following for each
Portfolio:

Portfolio                Class A        Class B          Class L       Class Y
==============================================================================
Emerging Markets       $10,167,885    $12,018,142     $ 3,188,759     $849,015
------------------------------------------------------------------------------
European                22,572,762     29,007,940      11,443,735           --
------------------------------------------------------------------------------
Pacific                  3,386,891      3,217,950       1,899,574           --
==============================================================================

--------------------------------------------------------------------------------
36                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Transactions in shares of each class were as follows:

                                            Year Ended                          Year Ended
                                         October 31, 1998                     October 31, 1997
                                    ------------------------            ------------------------
                                    Shares            Amount            Shares            Amount
========================================================================================================
Emerging Markets Portfolio
Class A
Shares sold                          1,137,419         $ 10,738,376          976,387       $ 14,159,665
Shares redeemed                     (1,452,183)         (14,275,725)        (732,804)       (10,604,436)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)               (314,764)        $ (3,537,349)         243,583       $  3,555,229
========================================================================================================
Class B
Shares sold                            464,368         $  4,405,558        1,261,047       $ 17,982,006
Shares redeemed                     (1,071,606)         (10,500,886)        (871,681)       (12,363,356)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                (607,238)       $ (6,095,328)         389,366       $  5,618,650
========================================================================================================
Class L(1)
Shares sold                              54,700        $    603,227          212,076       $  2,996,812
Shares redeemed                        (183,794)         (1,844,658)         (62,423)          (865,389)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                (129,094)       $ (1,241,431)         149,653       $  2,131,423
========================================================================================================
Class Y*
Shares sold                             100,286        $    857,924              --                 --
Shares redeemed                             --                  --               --                 --
--------------------------------------------------------------------------------------------------------
Net Increase                            100,286        $    857,924              --                 --
========================================================================================================
European Portfolio
Class A
Shares sold                           7,081,251       $ 145,667,578          753,014       $ 13,546,213
Shares issued on reinvestment            17,388             292,645           39,393            670,082
Shares redeemed                      (6,454,939)       (132,333,615)        (628,399)       (11,429,037)
--------------------------------------------------------------------------------------------------------
Net Increase                            643,700       $  13,626,608          164,008       $  2,787,258
========================================================================================================
Class B
Shares sold                           3,390,677       $  67,508,019        2,437,568       $ 43,249,301
Shares issued on reinvestment            34,196             564,579          100,838          1,696,102
Shares redeemed                      (2,940,383)        (56,380,398)      (2,451,593)       (43,812,735)
--------------------------------------------------------------------------------------------------------
Net Increase                            484,490       $  11,692,200           86,813       $  1,132,668
========================================================================================================
Class L(1)
Shares sold                             922,946       $  19,006,231          148,958       $  2,675,601
Shares issued on reinvestment             3,496              57,537            8,322            139,567
Shares redeemed                        (531,482)        (10,021,467)        (101,215)        (1,836,249)
--------------------------------------------------------------------------------------------------------
Net Increase                            394,960       $   9,042,301           56,065       $    978,919
========================================================================================================

(1) On June 12, 1998, Class C shares were renamed Class L shares.
 *  For the period from March 10, 1998 (inception date) to October 31, 1998.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                37

================================================================================
Notes to Financial Statements (continued)
================================================================================

                                            Year Ended                          Year Ended
                                         October 31, 1998                     October 31, 1997
                                    ------------------------            ------------------------
                                    Shares            Amount            Shares            Amount
=======================================================================================================
Pacific Portfolio
Class A
Shares sold                          3,240,998       $  22,974,473          727,722       $  7,499,628
Shares redeemed                     (3,536,658)        (25,734,908)        (650,293)        (7,183,758)
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease)               (295,660)      $  (2,760,435)          77,429       $    315,870
=======================================================================================================
Class B
Shares sold                            357,395       $   2,621,087        1,620,231       $ 16,776,361
Shares redeemed                       (457,136)         (3,300,568)      (1,589,348)       (16,734,838)
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                (99,741)      $    (679,481)          30,883       $     41,523
=======================================================================================================
Class L(1)
Shares sold                            648,151       $   4,296,812          336,933       $  3,519,057
Shares redeemed                       (678,354)         (4,610,501)        (316,621)        (3,354,006)
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                (30,203)      $    (313,689)          20,312       $    165,051
=======================================================================================================

(1) On June 12, 1998, Class C shares were renamed Class L shares.

--------------------------------------------------------------------------------
38                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                                          Class A Shares
                                                              --------------------------------------------------------------------
Emerging Markets Portfolio                                    1998(1)               1997(1)             1996            1995(2)
==================================================================================================================================
Net Asset Value, Beginning of Year                            $12.45                $12.08             $11.06           $12.00
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss(3)                                       (0.06)                (0.05)             (0.02)           (0.05)#
  Net realized and unrealized gain (loss)                      (5.36)                 0.42               1.04            (0.89)
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                            (5.42)                 0.37               1.02            (0.94)
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                           --                    --                 --               --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               --                    --                 --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $ 7.03                $12.45             $12.08           $11.06
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  (43.53)%                3.06%              9.22%           (7.83)%++
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                $5,723               $14,046            $10,691           $7,069
----------------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
  Expenses(3)                                                   2.46%                 2.11%              2.25%            1.45%+
  Net investment loss                                          (0.63)                (0.34)             (0.19)           (0.63)+
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                           97%                   99%                78%              17%
==================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)  For the period from May 12, 1995 (inception date) to October 31, 1995.
(3) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment loss and the expense ratio would have been as follows:

                  Per Share Increase            Expense Ratio
                to Net Investment Loss       Without Fee Waivers
                ----------------------       -------------------
                         1995                       1995
                         ----                       ----
     Class A             $0.05                      2.12%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 2.16% and 1.20% (annualized), respectively.
 #   Includes realized gains and losses on foreign currency transactions.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                39

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                                     Class B Shares
                                                              -------------------------------------------------------------
Emerging Markets Portfolio                                      1998(1)             1997(1)           1996           1995(2)
===========================================================================================================================
Net Asset Value, Beginning of Year                             $12.21              $11.95            $11.02         $12.00
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss(3)                                        (0.14)              (0.14)            (0.10)         (0.09)#
  Net realized and unrealized gain (loss)                       (5.22)               0.40              1.03          (0.89)
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                             (5.36)               0.26              0.93          (0.98)
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                            --                  --                --             --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                --                  --                --             --
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $ 6.85              $12.21            $11.95         $11.02
---------------------------------------------------------------------------------------------------------------------------
Total Return                                                   (43.90)%              2.18%             8.44%         (8.17)%++
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                 $5,994             $18,107           $13,062         $7,630
---------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
  Expenses(3)                                                    3.24%               2.88%             3.06%         2.00%+
  Net investment loss                                           (1.42)              (1.00)            (0.94)        (1.17)+
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                           97%                  99%               78%           17%
===========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)  For the period from May 12, 1995 (inception date) to October 31, 1995.
(3) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment loss and the expense ratio would have been as follows:

                     Per Share Increase            Expense Ratio
                   to Net Investment Loss       Without Fee Waivers
                   ----------------------       -------------------
                            1995                        1995
                            ----                        ----
     Class B                $0.05                       2.68%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.97% and 1.74% (annualized), respectively.
 #   Includes realized gains and losses on foreign currency transactions.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
40                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                             Class L Shares(1)
                                                              ------------------------------------------------
Emerging Markets Portfolio                                       1998(2)       1997(2)        1996       1995(3)
==============================================================================================================
Net Asset Value, Beginning of Year                              $12.22        $11.95         $11.02     $12.00
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss(4)                                         (0.15)        (0.15)         (0.10)     (0.08)#
  Net realized and unrealized gain (loss)                        (5.23)         0.42           1.03      (0.90)
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                              (5.38)         0.27           0.93      (0.98)
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                             --            --             --         --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                                 --            --             --         --
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $ 6.84        $12.22         $11.95     $11.02
--------------------------------------------------------------------------------------------------------------
Total Return                                                    (44.03)%        2.26%          8.44%     (8.17)%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                 $ 1,543        $4,332         $2,448     $1,604
--------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
  Expenses(4)                                                     3.31%         2.86%          3.02%      1.95%+
  Net investment loss                                            (1.47)        (1.03)         (0.92)     (1.08)+
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                             97%           99%            78%        17%
==============================================================================================================

(1)  On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from May 12, 1995 (inception date) to October 31, 1995.
(4) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment loss and the expense ratio would have been as follows:

                 Per Share Increase            Expense Ratio
               to Net Investment Loss       Without Fee Waivers
               ----------------------       -------------------
                         1995                     1995
                         ----                     ----
     Class L             $0.05                    2.61%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 2.92% and 1.70% (annualized), respectively.
 #   Includes realized gains and losses on foreign currency transactions.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                41

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each share of capital stock outstanding throughout the year ended October 31:

                                                      Class Y Shares
                                                 ------------------------
Emerging Markets Portfolio                                 1998(1)(2)
=========================================================================
Net Asset Value, Beginning of Year                          $12.16
-------------------------------------------------------------------------
Loss From Operations:
  Net investment loss                                        (0.01)
  Net realized and unrealized loss                           (5.08)
-------------------------------------------------------------------------
Total Loss From Operations                                   (5.09)
-------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                         --
-------------------------------------------------------------------------
Total Distributions                                             --
-------------------------------------------------------------------------
Net Asset Value, End of Year                                $ 7.07
-------------------------------------------------------------------------
Total Return++                                              (41.86)%++
-------------------------------------------------------------------------
Net Assets, End of Year (000s)                                $709
-------------------------------------------------------------------------
Ratio to Average Net Assets+:
  Expenses                                                    1.89%
  Net investment loss                                        (0.16)
-------------------------------------------------------------------------
Portfolio Turnover Rate                                         97%
=========================================================================

(1)  For the period from March 10, 1998 (inception date) to October 31, 1998.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
42                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                         Class A Shares
                                                   ---------------------------------------------------------
European Portfolio                                 1998(1)        1997(1)         1996       1995     1994(2)
=============================================================================================================
Net Asset Value, Beginning of Year                  $18.23        $17.25         $14.67     $12.88    $12.50
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(3)                     0.06         (0.08)         (0.08)      0.07     (0.11)
  Net realized and unrealized gain                    1.54          2.22           2.79       1.72      0.49
-------------------------------------------------------------------------------------------------------------
Total Income From Operations                          1.60          2.14           2.71       1.79      0.38
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                 --            --          (0.09)        --        --
  Net realized gains                                 (0.39)        (1.16)         (0.04)        --        --
-------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.39)        (1.16)         (0.13)        --        --
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $19.44        $18.23         $17.25     $14.67    $12.88
-------------------------------------------------------------------------------------------------------------
Total Return                                          9.10%        12.88%         18.65%     13.90%     3.04%++
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $27,563       $14,118        $10,528    $11,870    $5,189
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                         1.56%         1.80%          1.85%      2.06%     1.34%+
  Net investment income (loss)                        0.30         (0.42)         (0.49)      0.51     (1.12)+
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 27%           28%            39%        34%       21%
=============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)  For the period from February 7, 1994 (inception date) to October 31, 1994.
(3) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager agreed to reimburse the European Portfolio for $10,344 of the Portfolio's expenses for the period ended October 31, 1994. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income (loss) and the expense ratios would have been as follows:

                                             Expense Ratios
              Per Share Decreases to       Without Fee Waivers
           Net Investment Income (Loss)     and Custody Credits
           ----------------------------    --------------------
                1995       1994               1995       1994
                ----       ----               ----       ----

     Class A    $0.01      $0.10              2.09%      2.37%+

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.82% and 2.02%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                43

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                                Class B Shares
                                                              --------------------------------------------------
European Portfolio                                            1998(1)         1997(1)        1996       1995(2)
================================================================================================================
Net Asset Value, Beginning of Year                             $17.92          $17.09        $14.56      $12.62
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(3)                               (0.11)          (0.20)        (0.20)       0.02
  Net realized and unrealized gain                               1.53            2.19          2.77        1.92
----------------------------------------------------------------------------------------------------------------
Total Income From Operations                                     1.42            1.99          2.57        1.94
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                                            (0.39)          (1.16)        (0.04)         --
----------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.39)          (1.16)        (0.04)         --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $18.95          $17.92        $17.09      $14.56
----------------------------------------------------------------------------------------------------------------
Total Return                                                     8.24%          12.08%        17.72%      15.37%++
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                $40,090         $29,221       $26,384     $24,825
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                                  2.32%           2.52%         2.59%       3.31%+
  Net investment income (loss)                                  (0.56)          (1.13)        (1.22)       0.26+
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                            27%             28%           39%         34%
================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)  For the period from November 7, 1994 (inception date) to October 31, 1995.
(3) The Manager waived all or part of its fees for the year ended October 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been as follows:

                                                        Expense Ratio
                          Per Share Decrease to        Without Fee Waivers
                          Net Investment Income       and Custody Credits
                          ---------------------       --------------------
                                  1995                        1995
                                  ----                        ----
     Class B                     $0.00*                       3.35%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.56% and 3.26% (annualized), respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
  *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
44                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                         Class L Shares(1)
                                                 ------------------------------------------------------------------
European Portfolio                               1998(2)         1997(2)         1996       1995(3)         1994(4)
===================================================================================================================
Net Asset Value, Beginning of Year               $17.86          $17.04         $14.51      $12.83          $12.48
-------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss(5)                          (0.07)          (0.21)       (0.14)        (0.08)          (0.16)
  Net realized and unrealized gain                 1.51            2.19         2.71          1.76            0.51
-------------------------------------------------------------------------------------------------------------------
Total Income From Operations                       1.44            1.98         2.57          1.68            0.35
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                              (0.39)          (1.16)      (0.04)            --              --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.39)          (1.16)      (0.04)            --              --
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $18.91          $17.86      $17.04         $14.51          $12.83
-------------------------------------------------------------------------------------------------------------------
Total Return                                       8.38%          12.06%      17.78%         13.09%           2.80%++
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $10,762          $3,110      $2,011         $1,311          $1,607
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(5)                                      2.18%           2.54%       2.52%          2.51%           2.02%+
  Net investment loss                             (0.37)          (1.18)      (1.17)         (0.64)          (1.60)+
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              27%             28%         39%            34%             21%
===================================================================================================================

(1)  On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(4)  For the period from February 14, 1994 (inception date) to October 31, 1994.
(5) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager agreed to reimburse the European Portfolio for $10,344 of the Portfolio's expenses for the period ended October 31, 1994. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                         Expense Ratios
                          Per Share Decreases to       Without Fee Waivers
                           Net Investment Loss         and Custody Credits
                          ----------------------      --------------------
                            1995       1994             1995       1994
                            ----       ----             ----       ----
     Class L               $0.01       $0.10            2.54%      3.07%+

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 2.50% and 2.48%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                45

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                         Class A Shares
                                                     ---------------------------------------------------------
Pacific Portfolio                                    1998(1)        1997      1996(1)         1995     1994(2)
==============================================================================================================
Net Asset Value, Beginning of Year                   $8.46         $10.18     $10.07         $12.92    $12.50
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss(3)                             (0.12)         (0.17)    (0.14)         (0.01)     (0.07)
  Net realized and unrealized gain (loss)            (1.61)         (1.55)     0.25          (2.84)      0.49
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  (1.73)         (1.72)     0.11          (2.85)      0.42
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                 --             --        --             --         --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                     --             --        --             --         --
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $6.73         $ 8.46    $10.18         $10.07     $12.92
--------------------------------------------------------------------------------------------------------------
Total Return                                        (20.45)%       (16.90)%    1.09%        (22.06)%     3.36%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $1,788         $4,750    $4,929         $4,409     $7,538
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                         3.47%          3.37%     2.64%          1.97%      1.51%+
  Net investment loss                                (1.66)         (2.36)    (1.38)         (0.71)     (0.82)+
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                135%           154%       86%            31%         6%
==============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)  For the period from February 7, 1994 (inception date) to October 31, 1994.
(3) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager agreed to reimburse the Pacific Portfolio for $30,862 of the Portfolio's expenses for the year ended October 31, 1995. If such fees and expenses were not waived or reimbursed, the per share effect on net investment loss and the expense ratios would have been as follows:

                                                          Expense Ratios
                          Per Share Decreases to       Without Fee Waivers
                           Net Investment Loss         and Custody Credits
                          ----------------------      ---------------------
                            1995       1994              1995       1994
                            ----       ----              ----       ----
     Class A                $0.14      $0.03             3.18%      1.87%+

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 2.51% and 1.70%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
46                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                                 Class B Shares
                                                                ----------------------------------------------
Pacific Portfolio                                               1998(1)         1997      1996(1)      1995(2)
==============================================================================================================
Net Asset Value, Beginning of Year                              $8.25           $10.01     $ 9.99      $12.64
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss(3)                                        (0.22)           (0.27)     (0.23)      (0.01)
  Net realized and unrealized gain (loss)                       (1.52)           (1.49)      0.25       (2.64)
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                             (1.74)           (1.76)      0.02       (2.65)
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                            --               --         --          --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                                --               --         --          --
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $6.51           $ 8.25     $10.01      $ 9.99
--------------------------------------------------------------------------------------------------------------
Total Return                                                   (21.09)%         (17.58)%     0.20%     (20.97)%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                 $2,159           $3,558     $4,009      $1,031
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                                    4.45%           4.24%       3.65%       3.39%+
  Net investment loss                                           (3.14)          (3.07)      (2.26)      (1.47)+
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                           135%            154%         86%         31%
==============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)  For the period from November 7, 1994 (inception date) to October 31, 1995.
(3) The Manager waived all or part of its fees for the period ended October 31, 1995. In addition, the Manager agreed to reimburse the Pacific Portfolio for $30,862 of the Portfolio's expenses for the period ended October 31, 1995. If such fees and expenses were not waived or reimbursed, the per share effect on net investment loss and the expense ratio would have been as follows:

                                                         Expense Ratio
                          Per Share Decrease to       Without Fee Waivers
                           Net Investment Loss        and Custody Credits
                          ---------------------       --------------------
                                  1995                       1995
                                  ----                       ----
     Class B                     $0.16                       4.90%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 3.47% and 3.06% (annualized), respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.       47

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                           Class L Shares(1)
                                                     -------------------------------------------------------------
Pacific Portfolio                                    1998(2)        1997       1996(2)        1995(3)      1994(4)
==================================================================================================================
Net Asset Value, Beginning of Year                   $8.21          $9.98      $9.95          $12.86       $12.50
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss(5)                             (0.20)         (0.27)     (0.24)          (0.02)       (0.11)
  Net realized and unrealized gain (loss)            (1.53)         (1.50)      0.27           (2.89)        0.47
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  (1.73)         (1.77)      0.03           (2.91)        0.36
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                 --             --         --              --           --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                     --             --         --              --           --
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $6.48          $8.21      $9.98          $ 9.95       $12.86
------------------------------------------------------------------------------------------------------------------
Total Return                                        (21.07)%       (17.74)%     0.30%         (22.63)%       2.88%++
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                        $982         $1,493     $1,612          $1,952       $3,167
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(5)                                         4.28%          4.44%      3.46%          2.69%         2.29%+
  Net investment loss                                (2.90)         (3.21)     (2.22)         (1.45)        (1.49)+
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                135%           154%        86%            31%            6%
==================================================================================================================

(1)  On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(4)  For the period from February 11, 1994 (inception date) to October 31, 1994.
(5) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager agreed to reimburse the Portfolio for $30,862 of the Portfolio's expense for the year ended October 31, 1995. If such fees and expenses were not waived or reimbursed, the per share effect on net investment loss and the expense ratios would have been as follows:

                                                        Expense Ratios
                          Per Share Decreases to      Without Fee Waivers
                           Net Investment Loss        and Custody Credits
                          ----------------------     -----------------------
                            1995       1994             1995       1994
                            ----       ----             ----       ----
     Class L               $0.13      $0.03             3.88%      2.70%+

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class L would have been 3.29% and 2.42%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
 Tax Information (unaudited)
================================================================================

For Federal tax purposes the European Portfolio hereby designates for the fiscal year ended October 31, 1998:

   .  long-term capital gain distributions paid of $971,552.

-------------------------------------------------------------------------------
48                                           1998 Annual Report to Shareholders

===============================================================================
Independent Auditors' Report
===============================================================================

The Shareholders and Board of Directors of
Smith Barney World Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Emerging Markets, European, and Pacific Portfolios of Smith Barney World Funds, Inc. as of October 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from May 12, 1995 (commencement of operations) to October 31, 1995, with respect to the Emerging Markets Portfolio, and for each of the years in the three-year period then ended and the period from February 7, 1994 (commencement of operations) to October 31, 1994 with respect to the European and Pacific Portfolios. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets, European and Pacific Portfolios of Smith Barney World Funds, Inc. as of October 31, 1998, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from May 12, 1995 to October 31, 1995 with respect to the Emerging Markets Portfolio, and for each of the years in three-year period then ended and for the period from February 7, 1994 to October 31, 1994 with respect to the European and Pacific Portfolios, in conformity with generally accepted accounting principles.

                                                     /s/ KPMG Peat Marwick LLP

New York, New York
December 18, 1998


-------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               49

Smith Barney
World Funds, Inc.

Directors
Victor Atkins
Abraham E. Cohen
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

Officers
Maurits E. Edersheim
Chairman of the Fund
& Advisory Director

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

David Ishibashi
Vice President

Scott E. Kalb
Vice President

Rein W. van der Does
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Manager
Mutual Management Corp.

Distributor
CFBDS, Inc.

Custodian
The Chase Manhattan Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of shareholders of Smith Barney World Funds, Inc. -- Emerging Markets, European and Pacific Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SalomonSmithBarney
----------------------------
 A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
World Funds, Inc.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD01358 12/98